                                          Filed Pursuant to Rule 433
                                          Registration Statement No. 333-123974

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE NEW OFFERING TO WHICH THIS FREE WRITING PROSPECTUS RELATES. BEFORE
YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND
OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER,
ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND
YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING 1-800-503-4611.

THIS FREE WRITING PROSPECTUS DOES NOT CONTAIN ALL INFORMATION THAT IS REQUIRED
TO BE INCLUDED IN THE BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THIS FREE
WRITING PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY
THESE SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT
PERMITTED.

     THE SECURITIES AND EXCHANGE COMMISSION FILE NUMBER FOR THE REGISTRATION
                     STATEMENT FOR THE ISSUER IS 333-123974

                      STRUCTURAL AND COLLATERAL TERM SHEET
                      $1,581,278,000 (APPROXIMATE BALANCE)    JANUARY [__], 2006
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2006-C1

APPROXIMATE SECURITIES STRUCTURE:

                               APPROXIMATE                 EXPECTED
                EXPECTED          FACE/       EXPECTED     WEIGHTED
                 RATING          NOTIONAL      CREDIT      AVERAGE        EXPECTED
                 FITCH/           AMOUNT      SUPPORT        LIFE      PAYMENT WINDOW
 CLASS             S&P            ($MM)      (%OF UPB)   (YEARS) (A)        (A)
-------------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
A-1 (b)         AAA/AAA          $   53.0     30.000%        2.99        02/06-09/10
A-2 (b)         AAA/AAA             171.0     30.000%        4.72        09/10-01/11
A-3 (b)         AAA/AAA              99.0     30.000%        7.19        01/11-06/15
A-4 (b)         AAA/AAA             570.0     30.000%        9.66        06/15-11/15
A-1A (c)        AAA/AAA             310.2     30.000%        7.68        02/06-12/15
A-M             AAA/AAA             171.9     20.000%        9.86        12/15-12/15
A-J             AAA/AAA             116.0     13.250%        9.86        12/15-12/15
B                AA/AA               36.5     11.125%        9.93        12/15-01/16
C               AA-/AA-              19.3     10.000%        9.94        01/16-01/16
D                A+/A+               12.9      9.250%        9.94        01/16-01/16
E                 A/A                21.5      8.000%        9.94        01/16-01/16
X-P (d)         AAA/AAA               [_]        N/A          N/A            N/A
-------------------------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (E)
-------------------------------------------------------------------------------------
X-C (d)         AAA/AAA           1,718.8        N/A
F                A-/A-               17.2      7.000%
G              BBB+/BBB+             19.3      5.875%
H               BBB/BBB              19.3      4.750%
J              BBB-/BBB-             23.6      3.375%
K               BB+/BB+               6.4      3.000%
L                BB/BB                6.4      2.625%
M               BB-/BB-               8.6      2.125%
N                B+/B+                2.1      2.000%
O                 B/B                 4.3      1.750%
P                B-/B-                6.4      1.375%
Q                NR/NR               23.6         --
           TOTAL SECURITIES:      1,718.8
-------------------------------------------------------------------------------------

(a)  Calculated at 0% CPR, assuming no balloon payment extension.

(b)  Generally Group 1 only.

(c)  Generally Group 2 only.

(d)  Notional amount of interest only class.

(e)  Not offered hereby.

KEY FEATURES:

Co-Lead Managers:                Deutsche Bank Securities Inc.
                                 Morgan Stanley & Co. Incorporated
Co-Manager:                      GMAC Commercial Holding Capital Markets Corp.
Originators:                     GMAC Commercial Mortgage Corporation ("GMACCM") (35.1%)
                                 German American Capital Corporation ("GACC") (32.9%)
                                 CWCapital LLC ("CWCapital") (20.9%)
                                 Morgan Stanley Mortgage Capital Inc. ("MSMC") (11.1%)
Collateral:                      121 Mortgage Loans ($1,718,780,989)
Master Servicer:                 GMACCM
Special Servicer:                CWCapital Asset Management LLC
Trustee:                         Wells Fargo Bank, N.A.
Pricing:                         January 2006
Closing:                         January 2006
Cut-Off Date:                    January 1st, 7th and 15th, 2006
Distribution Date:               10th of each month, or the following business day (commencing
                                 February 10, 2006)
Payment Delay:                   9 days
ERISA Eligible:                  Classes A-1, A-2, A-3, A-4, A-1A, A-M, A-J, B, C, D, E and X-P
                                 are expected to be ERISA eligible subject to certain conditions for eligibility
Structure:                       Sequential pay
Day Count:                       30/360
Tax Treatment:                   REMIC
Rated Final Distribution Date:   November 2045
Clean up Call:                   1.0%
Minimum Denominations:           Publicly Offered Classes: $25,000 & $1
Delivery:                        DTC for publicly offered classes

--------------------------------------------------------------------------------

COLLATERAL FACTS (A) (B):

Cut-Off Date Loan Principal Balance:                         $1,718,780,989
Number of Mortgage Loans / Properties :                             121/216
Average Mortgage Loan Cut-Off Date Balance:                  $   14,204,802
Weighted Average Current Mortgage Rate:                               5.504%
Weighted Average Loan U/W DSCR:                                        1.47x
Weighted Average Loan Cut-Off Date LTV Ratio:                         70.80%
Weighted Average Remaining Term to Maturity Date (months):            108.3
Weighted Average Remaining Amortization Term (months):                347.6
Lockout / Defeasance as % of Total:                                   94.82%
Balloon Loans as a % of Total:                                        92.22%
Single Largest Asset as % of Total:                                    6.18%
Five Largest Assets as % of Total:                                    27.21%
Ten Largest Assets as % of Total:                                     43.31%

(a)  Three mortgage loans were structured as A Notes with pari-passu companion loans. See Ten Largest Loans herein and the related GMAC Commercial
     Mortgage Securities, Inc. Series 2006-C1 Prospectus and Prospectus
     Supplement. All Loan-to-Value ("LTV") and Debt Service Coverage Ratio
     ("DSCR') calculations are based on the combined pari-passu A Notes, unless otherwise noted.

(b)  All DSCR and LTV information presented herein is generally calculated as though any related earnout had been applied to reduce or defease the principal balance of the mortgage loan. In addition, DSCR and LTV have been calculated based on the senior portion of mortgage loans with junior portions or subordinate companion loans.

PROPERTY TYPES:

                          NUMBER OF               LOAN POOL CUT-OFF DATE BALANCE
                          MORTGAGED              -------------------------------
PROPERTY TYPE            PROPERTIES     ($MM)    % BY UPB   WTD. AVG. UWDSCR (A)
--------------------------------------------------------------------------------
Office                        27      $  513.7     29.89%             1.57x
Multifamily                   37         411.2     23.92              1.33
Anchored Retail               76         306.8     17.85              1.59
Hospitality                   10         133.8      7.78              1.46
Special Purpose Retail         1          92.5      5.38              1.41
Manufactured Housing           8          90.5      5.27              1.27
Self Storage                  33          67.3      3.91              1.44
Unanchored Retail             15          48.9      2.85              1.56
Industrial/Warehouse           7          41.9      2.44              1.37
Mixed Use                      2          12.1      0.70              1.41
                             ---      --------    ------              ----
TOTAL / WTD. AVG.            216      $1,718.8    100.00%             1.47X
--------------------------------------------------------------------------------

(a)  The calculation of weighted average UWDSCR does not include any B-Note associated with the mortgage loan.

TEN LARGEST ASSETS:

                                                                               % OF
LOAN                                   PROPERTY TYPE               BALANCE     TOTAL   DSCR    LTV
---------------------------------------------------------------------------------------------------

DDR/Macquarie Mervyn's Portfolio (a)   Anchored Retail          $106,275,000    6.18%  2.06x  65.00%
James Center (b)                       Office                    100,000,000    5.82   1.56   77.92
Seven Springs Village                  Multifamily                93,000,000    5.41   1.46   70.99
Design Center of the Americas (c)      Special Purpose Retail     92,500,000    5.38   1.41   73.90
BellSouth Tower                        Office                     75,933,816    4.42   1.21   77.09
Beyman Multifamily Portfolio (d)       Multifamily                67,625,000    3.93   1.25   77.73
First National Bank Center (e)         Office                     65,000,000    3.78   2.52   36.62
Gateway Business Park                  Office                     52,150,000    3.03   1.20   79.02
Executive Centre Portfolio             Office                     51,479,500    3.00   1.20   74.93
Terrace at Continental Park            Office                     40,500,000    2.36   1.23   77.88
                                                                ------------   -----   ----   -----
TOTAL / WTD. AVG.                                               $744,463,316   43.31%  1.55X  70.87%
---------------------------------------------------------------------------------------------------

(a)  The $106.275mm loan represents a pari passu loan, which, together with two companion loans not in the trust, comprise a $258.4725mm loan. LTV and DSCR are based on the total $258.4725mm loan.

(b)  The $100.0mm loan represents a pari passu loan, which, together with a companion loan not in the trust, comprise a $150.0mm loan. LTV and DSCR are based on the total $150.00mm loan.

(c)  The $92.5mm loan is a pari passu loan, which together with a companion loan not in the trust, comprise a $185.0mm loan. LTV and DSCR are based on the total $185.00mm loan.

(d)  The $67.625mm loan represents two cross collateralized and cross defaulted mortgage loans (the "Empirian on Central Loan" and "Southwind Loan")
     secured by first mortgages on two multifamily complexes. The Empirian on
     Central Loan and Southwind Loan have cut-off date principal balances of
     $39,500,000 and $28,125,000, respectively.

(e)  The total financing amount of the First National Bank Center is $98,000,000
     (the "First National Bank Center Whole Loan") that consists of a
     $65,000,000 pooled portion (the "First National Bank Center Senior
     Portion") and a $33,000,000 non-pooled portion (the "First National Bank
     Center Junior Portion"). The First National Bank Center Whole Loan will be included in the trust with the First National Bank Center Junior Portion backing only the Class FNB Certificates (as such term is defined herein).
     LTV and DSCR are calculated using the First National Bank Senior Portion.
     Using the First National Bank Center Whole Loan, LTV: 55.21%, DSCR: 1.67x.

PROPERTY LOCATION:

                           NUMBER OF              LOAN POOL CUT-OFF DATE BALANCE
                           MORTGAGED              ------------------------------
GEOGRAPHIC DISTRIBUTION   PROPERTIES     ($MM)    % BY UPB   WTD. AVG. UWDSCR(A)
--------------------------------------------------------------------------------

California                     51      $  344.1     20.04%          1.74x
   Southern                    37         259.9     15.12           1.78
   Northern                    14          84.5      4.92           1.60
Florida                        11         232.0     13.50           1.32
Arizona                        16         145.2      8.45           1.69
Virginia                        4         136.2      7.92           1.54
Maryland                        4         108.6      6.32           1.44
Colorado                       10          77.2      4.49           1.29
Other(b)                      120         675.2     39.28           1.36
                              ---      --------    ------           ----
TOTAL / WTD. AVG.             216      $1,718.8    100.00%          1.47X
--------------------------------------------------------------------------------

(a)  The calculation of weighted average UWDSCR does not include any B-Note associated with the mortgage loan.

(b)  Includes 31 states and the District of Columbia.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-1

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
--------------------------------------------------------------------------------

COLLATERAL FACTS(A)                                          AGGREGATE POOL   LOAN GROUP 1(B)   LOAN GROUP 2(C)
---------------------------------------------------------------------------------------------------------------

Cut-Off Date Loan Principal Balance:                         $1,718,780,989   $1,408,589,714     $310,191,275
Number of Mortgage Loans / Properties:                              121/216           95/189            26/27
Average Mortgage Loan Cut-Off Date Balance:                  $   14,204,802   $   14,827,260     $ 11,930,434
Weighted Average Current Mortgage Rate:                               5.504%           5.508%           5.487%
Weighted Average Loan U/W DSCR:                                        1.47x            1.50x            1.36x
Weighted Average Loan Cut-Off Date LTV Ratio:                         70.80%           70.12%           73.90%
Weighted Average Remaining Term to Maturity Date (months):            108.3            111.1             95.7
Weighted Average Remaining Amortization Term (months):                347.6            347.3            349.6
Lockout / Defeasance as % of Total:                                   94.82%           95.78%           90.46%
Balloon Loans as a % of Total:                                        92.22%           90.50%          100.00%
Single Largest Asset as % of Total:                                    6.18%            7.54%           29.98%
Five Largest Assets as % of Total:                                    27.21%           31.40%           57.35%
Ten Largest Assets as % of Total:                                     43.31%           48.52%           74.38%

(a)  The calculations set forth in this term sheet do not include any B Notes whether or not included in the trust.

(b)  The mortgaged properties included in Loan Group 1 include 171 properties used for commercial purposes and 18 properties used for multifamily residential and manufactured housing purposes.

(c)  The mortgaged properties included in Loan Group 2 include 25 properties used for multifamily residential purposes and 2 properties used for manufactured housing purposes.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-2

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    Loan Group 1 is comprised of 95 loans. Loan Group 2 is comprised of 26 loans.

o    Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay interest to Class A-1 and A-2, A-3 and A-4, pro rata, until paid in full. Generally, the Available Distribution Amount related to Loan
     Group 2 will be used to pay interest to Class A-1A, until paid in full.
     Generally, the Available Distribution Amount will be used to pay interest to the Class X-C and X-P, pro rata, until paid in full.

o    Generally, the Available Distribution Amount related to Loan Group 1 will be used to pay principal to Class A-1, A-2, A-3 and A-4, in that order, until paid in full, then to pay principal to Class A-1A until paid in full.
     Generally, the Available Distribution Amount related to Loan Group 2 will be used to pay principal to Class A-1A until paid in full, then to pay principal to Class A-1, A-2, A-3 and A-4, in that order, until paid in full.

o    After Class A-1, A-2, A-3, A-4 and A-1A are paid all amounts to which they are entitled to, the remaining Available Distribution Amount related to both groups will be used to pay interest and, after Class A-1, A-2, A-3,
     A-4 and A-1A are paid in full, principal sequentially to Class A-M, A-J, B,
     C, D, E, F, G, H, J, K, L, M, N, O, P and Q.

o    Each class will be subordinate to the Class A-1, A-2, A-3, A-4 and A-1A certificates and to each principal balance class with an earlier alphabetical designation than such class (except for the Class A-M certificates which are senior to the Class A-J certificates). Each of the
     Class A-1, A-2, A-3, A-4 and A-1A certificates will be of equal priority.

o    All Classes will pay interest on a 30/360 basis.

o    Principal losses will be allocated to each Class of certificates in reverse alphabetical order of class designation, starting with Class Q through and including A-J, and then to the Class A-M certificates. Any remaining losses will be allocated to Classes A-1, A-2, A-3, A-4 and A-1A certificates on a pari passu and pro rata basis.

o    The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the master servicing fee at a rate not exceeding one basis point per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage loans and other compensating interest payments from the master servicing fee) will be allocated pro-rata (based on interest entitlements) to all regular certificates.

o    Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes of outstanding principal balance certificates. Any such reduction will also have the effect of reducing the aggregate notional amount of the certificates.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-3

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS(A)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the Class A-1, A-2, A-3, A-4, A-1A, A-M, A-J, B, C, D, E,
F, G, H and J certificates then entitled to principal distributions and the
Class X-C and X-P certificates as follows:

o    A percentage of all prepayment premiums and yield maintenance amounts with respect to Loan Group 1 will be allocated to Class A-1, A-2, A-3, A-4, A-M,
     A-J, B, C, D, E, F, G, H and J certificates and with respect to Loan Group
     2 will be allocated to the Class A-1A certificates such that the percentage will be equal to the product of (a) with respect to Loan Group 1, a fraction the numerator of which is equal to the amount of principal distributed to such Class A-1, A-2, A-3, A-4, A-M, A-J, B, C, D, E, F, G, H or J certificates on that distribution date and the denominator of which is equal to the sum of the amount of principal distributed to the Class A-1,
     A-2, A-3, A-4, A-M, A-J, B, C, D, E, F, G, H and J certificates on that distribution date, and with respect to Loan Group 2, a fraction the numerator of which is equal to the amount of principal distributed to such
     Class A-1A on such distribution date and the denominator of which is equal to the amount of principal distributed to the Class A-1A on that distribution date, in each case multiplied by (b) a fraction the numerator of which is the excess, if any, resulting from the Pass-Through Rate of the class of certificates currently receiving principal less the relevant discount rate, and the denominator of which is the excess, if any, resulting from the Mortgage Rate of the related Mortgage Loan less the relevant discount rate.

            ---------------------------------------------------------
            Prepayment            (Pass-Through Rate - Discount Rate)
            Premium Allocation  = -----------------------------------
            Percentage              (Mortgage Rate - Discount Rate)
            ---------------------------------------------------------

o    The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X-C certificates and Class X-P certificates based on an [_] ratio through the Distribution Date in [_].
     After the Distribution Date in [_] all prepayment premiums and yield maintenance amounts remaining will be allocated to the X-C certificates.

o    In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Class A-1, A-2,
     A-3, A-4, A-1A, A-M, A-J, B, C, D, E, F, G, H and J certificates relative to the Class X-C and X-P certificates as discount rates decrease and a decrease in the allocation to such Classes as discount rates rise.

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:

Mortgage Rate                                =   6%
Bond Class Rate                              =   5%
Treasury Rate (or Applicable Discount Rate)  =   4%
% of Principal Distributed to Class          = 100%

BOND CLASS ALLOCATION            CLASS X ALLOCATION
------------------------------   ------------------------------
5% - 4% / 6% - 4% x 100% = 50%   Receives excess premiums = 50%

(a)  For further information regarding the allocation of prepayment premiums, refer to the prospectus supplement.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-4

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
  (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE PERIOD AND YIELD
               MAINTENANCE PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

                 PREPAYMENT ASSUMPTIONS (CPR)
       -----------------------------------------------
       0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
       ------   -------   -------   -------   --------
 A-1    2.99      2.97      2.96      2.96      2.95
 A-2    4.72      4.71      4.70      4.68      4.48
 A-3    7.19      7.18      7.18      7.18      7.16
 A-4    9.66      9.64      9.61      9.56      9.35
A-1A    7.68      7.68      7.67      7.66      7.53
 A-M    9.86      9.85      9.83      9.81      9.61
 A-J    9.86      9.86      9.86      9.86      9.66
  B     9.93      9.90      9.86      9.86      9.69
  C     9.94      9.94      9.93      9.86      9.69
  D     9.94      9.94      9.94      9.86      9.69
  E     9.94      9.94      9.94      9.94      9.69

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-5

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                      [MAP]

                                     [CHART]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-6

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                          PARI PASSU COMPANION LOANS(A)
--------------------------------------------------------------------------------

                                    A-NOTE
CONTROL                            ORIGINAL
 NUMBER       PROPERTY NAME         BALANCE      TRANSACTION             SERVICER                 SPECIAL SERVICER
-----------------------------------------------------------------------------------------------------------------------

   1     DDR/Macquarie Mervyn's  $106,275,000    GE 2005-C4    Midland Loan Services, Inc.  Midland Loan Services, Inc.
         Portfolio               $106,275,000   GMAC 2006-C1
                                 $ 45,922,500  COMM 2005-FL11
   2     James Center            $100,000,000   GMAC 2006-C1         GMAC Commercial              CWCapital Asset
                                 $ 50,000,000        TBD           Mortgage Corporation            Management LLC
   4     Design Center of the    $ 92,500,000    GE 2005-C4    Midland Loan Services, Inc.  Midland Loan Services, Inc.
         Americas                $ 92,500,000   GMAC 2006-C1

(a)  The schedule above includes only loans with pari passu companion loans, and does not include loans with B Notes only (control numbers 3, 8, 14, 50, 69,
     76 and 84).

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-7

                      STRUCTURAL AND COLLATERAL TERM SHEET

FULL COLLATERAL CHARACTERISTICS

DISTRIBUTION OF DSCR

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
RANGE OF DSCR(A)                   LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
1.05-1.19                             5      $   18,646,537         1.08%
1.20-1.29                            51         729,339,451        42.43
1.30-1.39                            16          84,907,209         4.94
1.40-1.49                            22         434,915,800        25.30
1.50-1.69                            13         194,562,689        11.32
1.70-1.99                             6          41,537,088         2.42
2.00-3.00                             8         214,872,216        12.50
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

                                 NUMBER OF                    % OF AGGREGATE
CUT-OFF DATE PRINCIPAL            MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
BALANCE ($)                        LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
$ 1,005,767- $4,999,999              44      $  137,371,120         7.99%
  5,000,000-  9,999,999              32         213,878,752        12.44
 10,000,000- 14,999,999              14         166,723,150         9.70
 15,000,000- 24,999,999              13         254,123,016        14.79
 25,000,000- 39,999,999               9         269,846,636        15.70
 40,000,000- 54,999,999               3         144,129,500         8.39
 55,000,000-106,275,000               6         532,708,816        30.99
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF AMORTIZATION TYPE

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
AMORTIZATION TYPE                  LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Interest Only, then Amortizing
   Balloon                           63      $  854,594,834        49.72%
Amortizing Balloon                   38         382,297,551        22.24
Interest Only                        12         348,125,000        20.25
Interest Only/ARD                     3         106,450,000         6.19
Fully Amortizing                      1          19,090,567         1.11
Interest Only, then Amortizing
   Balloon/ARD                        1           5,000,000         0.29
Fully Amortizing with
   Graduated P&I Payment              3           3,223,037         0.19
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF MORTGAGED PROPERTIES BY LOCATION

                                  NUMBER OF                    % OF AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     CUT-OFF DATE
LOCATION                         PROPERTIES       BALANCE          BALANCE
------------------------------   ----------   --------------   --------------
California                            51      $  344,439,336        20.04%
   Southern                           37         259,893,661        15.12
   Northern                           14          84,545,674         4.92
Florida                               11         231,955,567        13.50
Arizona                               16         145,234,319         8.45
Virginia                               4         136,150,000         7.92
Maryland                               4         108,626,634         6.32
Colorado                              10          77,168,392         4.49
Other States*                        120         675,206,743        39.28
                                     ---      --------------       ------
TOTAL                                216      $1,718,780,989       100.00%

*    Includes 31 states and the District of Columbia.

DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                  NUMBER OF                    % OF AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     CUT-OFF DATE
LOCATION                         PROPERTIES       BALANCE          BALANCE
------------------------------   ----------   --------------   --------------
Office                                27      $  513,701,443        29.89%
Multifamily                           37         411,187,458        23.92
Anchored Retail                       76         306,832,790        17.85
Hospitality                           10         133,781,942         7.78
Special Purpose Retail                 1          92,500,000         5.38
Manufactured Housing                   8          90,529,702         5.27
Self Storage                          33          67,287,972         3.91
Unanchored Retail                     15          48,920,086         2.85
Industrial/Warehouse                   7          41,944,185         2.44
Mixed Use                              2          12,095,412         0.70
                                     ---      --------------       ------
TOTAL                                216      $1,718,780,989       100.00%

(a)  Seven mortgage loans have subordinated B Notes; however the balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

(b)  The initial prepayment lockout period for this mortgage loan has expired.

DISTRIBUTION OF CUT-OFF DATE LTV RATIOS

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF CUT-OFF DATE             MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
LTV(%)(A)                          LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
33.14-45.00                           6      $  155,231,991         9.03%
45.01-50.00                           1           1,950,000         0.11
50.01-55.00                           3          12,650,000         0.74
55.01-60.00                           4          23,373,245         1.36
60.01-65.00                          12         192,400,210        11.19
65.01-70.00                          20          95,469,011         5.55
70.01-75.00                          23         434,033,936        25.25
75.01-80.00                          51         785,172,596        45.68
80.01-80.09                           1          18,500,000         1.08
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF                          MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
MORTGAGE RATES (%)                 LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
4.950-5.249                          24      $  448,310,123        26.08%
5.250-5.499                          39         542,818,384        31.58
5.500-5.999                          50         659,573,704        38.37
6.000-6.499                           3          31,687,785         1.84
6.500-6.999                           1          19,090,567         1.11
7.000-8.250                           4          17,300,425         1.01
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF REMAINING                MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
AMORTIZATION TERMS (MOS)           LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Interest Only                        15      $  454,575,000        26.45%
156-240                               7          43,437,816         2.53
241-300                              12         127,647,905         7.43
301-360                              87       1,093,120,268        63.60
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF ORIGINAL TERMS TO        MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
MATURITY (MOS)                     LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
60-83                                10      $  272,986,550        15.88%
84-119                                4          35,881,057         2.09
120-239                             103       1,387,599,779        80.73
240-282                               4          22,313,605         1.30
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
MATURITY (MOS)                     LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
55-83                                13      $  302,338,300        17.59%
84-119                               95       1,171,279,585        68.15
120-179                              10         241,940,067        14.08
180-227                               3           3,223,037         0.19
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

DISTRIBUTION OF PREPAYMENT PROVISIONS

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
PREPAYMENT PROVISIONS              LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Locked Out, then Defeasance         105      $1,578,119,898        91.82%
Locked Out, then Defeasance,
   then Prepayment Penalty%           3          51,630,000         3.00
Locked Out, then > YM and 1%         10          40,363,136         2.35
> YM and 1%                           1          19,090,567         1.11
YM, then Defeasance or YM             1          15,500,000         0.90
Locked Out, then > YM and 2%
(b)                                   1          14,077,388         0.82
                                    ---      --------------       ------
TOTAL                               121      $1,718,780,989       100.00%

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-8

                      STRUCTURAL AND COLLATERAL TERM SHEET

GROUP 1 CHARACTERISTICS

DISTRIBUTION OF DSCR

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE        GROUP 1
RANGE OF DSCR(A)                   LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
1.05-1.19                             4      $    4,569,148         0.32%
1.20-1.29                            38         589,873,520        41.88
1.30-1.39                            12          63,154,332         4.48
1.40-1.49                            18         326,420,720        23.17
1.50-1.69                            11         176,862,689        12.56
1.70-1.99                             5          35,387,088         2.51
2.00-3.00                             7         212,322,216        15.07
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

                                 NUMBER OF                    % OF AGGREGATE
CUT-OFF DATE PRINCIPAL            MORTGAGE    CUT-OFF DATE        GROUP 1
BALANCE ($)                        LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
$1,005,767- $4,999,999               35      $  104,520,098         7.42%
 5,000,000-  9,999,999               23         149,315,887        10.60
10,000,000- 14,999,999               11         131,845,761         9.36
15,000,000- 24,999,999               10         196,423,016        13.94
25,000,000- 39,999,999                8         242,646,636        17.23
40,000,000- 54,999,999                3         144,129,500        10.23
55,000,000-106,275,000                5         439,708,816        31.22
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF AMORTIZATION TYPE

                                 NUMBER OF                    % OF AGGREGATE
                                 MORTGAGE     CUT-OFF DATE        GROUP 1
AMORTIZATION TYPE                  LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Interest Only, then Amortizing
   Balloon                           49      $  709,680,469        50.38%
Amortizing Balloon                   32         346,920,640        24.63
Interest Only                         6         218,225,000        15.49
Interest Only/ARD                     3         106,450,000         7.56
Fully Amortizing                      1          19,090,567         1.36
Interest Only, then Amortizing
   Balloon/ARD                        1           5,000,000         0.35
Fully Amortizing with
   Graduated P&I Payment              3           3,223,037         0.23
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF MORTGAGED PROPERTIES BY LOCATION

                                  NUMBER OF                    % OF AGGREGATE
                                  MORTGAGED    CUT-OFF DATE        GROUP 1
LOCATION                         PROPERTIES       BALANCE          BALANCE
------------------------------   ----------   --------------   --------------
California                            50      $  334,553,971        23.75%
   Southern                           36         250,008,296        17.75
   Northern                           14          84,545,674         6.00
Florida                               10         211,755,567        15.03
Virginia                               3         130,000,000         9.23
Arizona                               13         117,034,319         8.31
Other States*                        113         615,245,857        43.68
                                     ---      --------------       ------
TOTAL                                189      $1,408,589,714       100.00%

*    Includes 30 states and the District of Columbia.

DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                  NUMBER OF                    % OF AGGREGATE
                                  MORTGAGED    CUT-OFF DATE        GROUP 1
LOCATION                         PROPERTIES       BALANCE          BALANCE
------------------------------   ----------   --------------   --------------
Office                                27      $  513,701,443        36.47%
Anchored Retail                       76         306,832,790        21.78
Multifamily                           12         148,396,182        10.54
Hospitality                           10         133,781,942         9.50
Special Purpose Retail                 1          92,500,000         6.57
Self Storage                          33          67,287,972         4.78
Unanchored Retail                     15          48,920,086         3.47
Manufactured Housing                   6          43,129,702         3.06
Industrial/Warehouse                   7          41,944,185         2.98
Mixed Use                              2          12,095,412         0.86
                                     ---      --------------       ------
TOTAL                                189      $1,408,589,714       100.00%

(a)  Two mortgage loans have subordinated B Notes; however the balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

DISTRIBUTION OF CUT-OFF DATE LTV RATIOS

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF CUT-OFF DATE LTV(%)      MORTGAGE    CUT-OFF DATE        GROUP 1
(A)                                LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
33.14-45.00                           6      $  155,231,991        11.02%
45.01-50.00                           1           1,950,000         0.14
50.01-55.00                           1           5,200,000         0.37
55.01-60.00                           3          17,223,245         1.22
60.01-65.00                          10         175,722,822        12.48
65.01-70.00                          18          81,048,646         5.75
70.01-75.00                          20         322,473,936        22.89
75.01-80.00                          35         631,239,073        44.81
80.01-80.09                           1          18,500,000         1.31
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE        GROUP 1
RANGE OF MORTGAGE RATES (%)        LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
4.950-5.249                          22      $  421,750,123        29.94%
5.250-5.499                          26         336,431,239        23.88
5.500-5.999                          40         596,406,962        42.34
6.000-6.499                           3          31,687,785         2.25
6.500-6.999                           1          19,090,567         1.36
7.000-8.250                           3           3,223,037         0.23
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF REMAINING                MORTGAGE    CUT-OFF DATE        GROUP 1
AMORTIZATION TERMS (MOS)           LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Interest Only                         9      $  324,675,000        23.05%
156-240                               6          29,360,428         2.08
241-300                              12         127,647,905         9.06
301-360                              68         926,906,381        65.80
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF ORIGINAL TERMS TO        MORTGAGE    CUT-OFF DATE        GROUP 1
MATURITY (MOS)                     LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
60-83                                 8      $  175,807,673        12.48%
84-119                                3          21,803,668         1.55
120-239                              80       1,188,664,768        84.39
240-282                               4          22,313,605         1.58
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                 NUMBER OF                    % OF AGGREGATE
RANGE OF REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE        GROUP 1
MATURITY (MOS)                     LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
56-83                                10      $  191,082,035        13.57%
84-119                               73         975,784,574        69.27
120-179                               9         238,500,067        16.93
180-227                               3           3,223,037         0.23
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

DISTRIBUTION OF PREPAYMENT PROVISIONS

                                 NUMBER OF                    % OF AGGREGATE
                                  MORTGAGE    CUT-OFF DATE        GROUP 1
PREPAYMENT PROVISIONS              LOANS         BALANCE          BALANCE
------------------------------   ---------   --------------   --------------
Locked Out, then Defeasance          81      $1,297,506,010        92.11%
Locked Out, then Defeasance,
   then Prepayment Penalty%           3          51,630,000         3.67
Locked Out, then > YM and 1%         10          40,363,136         2.87
> YM and 1%                           1          19,090,567         1.36
                                    ---      --------------       ------
TOTAL                                95      $1,408,589,714       100.00%

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                       C-9

                      STRUCTURAL AND COLLATERAL TERM SHEET

GROUP 2 CHARACTERISTICS

DISTRIBUTION OF DSCR

                                                               % OF
                                 NUMBER OF                  AGGREGATE
                                  MORTGAGE   CUT-OFF DATE    GROUP 2
RANGE OF DSCR(A)                   LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
1.13-1.19                             1      $ 14,077,388      4.54%
1.20-1.29                            13       139,465,931     44.96
1.30-1.39                             4        21,752,877      7.01
1.40-1.49                             4       108,495,079     34.98
1.50-1.69                             2        17,700,000      5.71
1.70-1.99                             1         6,150,000      1.98
2.00-2.04                             1         2,550,000      0.82
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF CUT-OFF DATE PRINCIPAL BALANCE

                                                               % OF
                                 NUMBER OF                  AGGREGATE
CUT-OFF DATE                      MORTGAGE   CUT-OFF DATE    GROUP 2
PRINCIPAL BALANCE ($)              LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
$ 2,395,079-$4,999,999                9      $ 32,851,022     10.59%
  5,000,000- 9,999,999                9        64,562,865     20.81
 10,000,000-14,999,999                3        34,877,388     11.24
 15,000,000-24,999,999                3        57,700,000     18.60
 25,000,000-54,999,999                1        27,200,000      8.77
 55,000,000-93,000,000                1        93,000,000     29.98
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF AMORTIZATION TYPE

                                                               % OF
                                 NUMBER OF                  AGGREGATE
                                  MORTGAGE   CUT-OFF DATE    GROUP 2
AMORTIZATION TYPE                  LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
Interest Only, then Amortizing
   Balloon                           14      $144,914,365     46.72%
Interest Only                         6       129,900,000     41.88
Amortizing Balloon                    6        35,376,910     11.40
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF MORTGAGED PROPERTIES BY LOCATION

                                                                % OF
                                  NUMBER OF                  AGGREGATE
                                  MORTGAGED   CUT-OFF DATE    GROUP 2
LOCATION                         PROPERTIES      BALANCE      BALANCE
------------------------------   ----------   ------------   ---------
Maryland                              3       $105,100,000     33.88%
Arizona                               3         28,200,000      9.09
Colorado                              1         27,200,000      8.77
North Carolina                        3         24,550,000      7.91
Oklahoma                              4         23,235,000      7.49
Florida                               1         20,200,000      6.51
Other States*                        12         81,706,275     26.34
                                    ---       ------------    ------
TOTAL                                27       $310,191,275    100.00%

*    Includes 11 states.

DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE

                                                                % OF
                                  NUMBER OF                  AGGREGATE
                                  MORTGAGED   CUT-OFF DATE    GROUP 2
LOCATION                         PROPERTIES      BALANCE      BALANCE
------------------------------   ----------   ------------   ---------
Multifamily                          25        262,791,275     84.72%
Manufactured Housing                  2         47,400,000     15.28
                                    ---       ------------    ------
TOTAL                                27       $310,191,275    100.00%

(a)  Five mortgage loans have subordinated B Notes; however the balances of and any debt service on the B Notes are not included in the DSCR or LTV calculations.

(b)  The initial prepayment lockout period for this mortgage loan has expired.

DISTRIBUTION OF CUT-OFF DATE LTV RATIOS

                                                               % OF
                                 NUMBER OF                  AGGREGATE
RANGE OF CUT-OFF                  MORTGAGE   CUT-OFF DATE    GROUP 2
DATE LTV(%)(A)                     LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
52.58-60.00                           3      $ 13,600,000      4.38%
60.01-70.00                           4        31,097,753     10.03
70.01-75.00                           3       111,560,000     35.96
75.01-77.50                           3        13,973,956      4.50
77.51-80.00                          13       139,959,566     45.12
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF MORTGAGE INTEREST RATE (%)

                                                               % OF
                                 NUMBER OF                  AGGREGATE
RANGE OF                          MORTGAGE   CUT-OFF DATE    GROUP 2
MORTGAGE RATES (%)                 LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
5.045-5.249                           2      $ 26,560,000      8.56%
5.250-5.499                          13       206,387,145     66.54
5.500-5.999                          10        63,166,742     20.36
7.000-7.412                           1        14,077,388      4.54
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF REMAINING AMORTIZATION TERMS

                                                               % OF
                                 NUMBER OF                  AGGREGATE
RANGE OF REMAINING                MORTGAGE   CUT-OFF DATE    GROUP 2
AMORTIZATION TERMS (MOS)           LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
Interest Only                         6      $129,900,000     41.88%
230-240                               1        14,077,388      4.54
301-360                              19       166,213,887     53.58
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF ORIGINAL TERMS TO MATURITY

                                                               % OF
                                 NUMBER OF                  AGGREGATE
RANGE OF ORIGINAL TERMS TO        MORTGAGE   CUT-OFF DATE    GROUP 2
MATURITY (MOS)                     LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
60-83                                 2      $ 97,178,877     31.33%
84-119                                1        14,077,388      4.54
120-120                              23       198,935,010     64.13
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF REMAINING TERMS TO MATURITY

                                                               % OF
                                 NUMBER OF                  AGGREGATE
RANGE OF REMAINING TERMS TO       MORTGAGE   CUT-OFF DATE    GROUP 2
MATURITY (MOS)                     LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
55-83                                 3      $111,256,265     35.87%
84-119                               22       195,495,010     63.02
120-120                               1         3,440,000      1.11
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

DISTRIBUTION OF PREPAYMENT PROVISIONS

                                                               % OF
                                 NUMBER OF                  AGGREGATE
                                  MORTGAGE   CUT-OFF DATE    GROUP 2
PREPAYMENT PROVISIONS              LOANS        BALANCE      BALANCE
------------------------------   ---------   ------------   ---------
Locked Out, then Defeasance          24      $280,613,887     90.46%
YM, then Defeasance or YM             1        15,500,000      5.00
Locked Out, then > YM and
   2% (b)                             1        14,077,388      4.54
                                    ---      ------------    ------
TOTAL                                26      $310,191,275    100.00%

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-10

                      DDR/MACQUARIE MERVYN'S PORTFOLIO LOAN

                                   [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-11

                      DDR/MACQUARIE MERVYN'S PORTFOLIO LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-12

                      DDR/MACQUARIE MERVYN'S PORTFOLIO LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                              ORIGINAL     CUT-OFF DATE
                            ------------   ------------
BALANCE(1):                 $106,275,000   $106,275,000
SHADOW RATING:              BBB-/BBB-/Baa3 (S&P/Fitch/Moody's)
% OF POOL BY UPB:           6.18%
ORIGINATION DATE:           September 30, 2005
ORIGINATOR:                 GACC
COUPON(1):                  5.2110%
INTEREST ACCRUAL:           Actual/360
TERM:                       60 months
AMORTIZATION:               Interest only
OWNERSHIP INTEREST:         Fee simple interest in 31 properties and a leasehold
                            interest in 4 properties.
PAYMENT DATE:               1st of the month
MATURITY DATE:              October 1, 2010
SPONSOR:                    Developers Diversified Realty Corporation and
                            Macquarie DDR Trust.
BORROWER:                   35 various single purpose entities.
CALL PROTECTION/LOCKOUT:    Defeasance is permitted two years from the date of
                            this securitization. The loan is prepayable on and
                            after July 1, 2010 without penalty.
CUT-OFF DATE LOAN PSF(1):   $98
UP-FRONT RESERVES(2):       None
ONGOING/SPRINGING           Taxes, insurance, ground rent, debt service,
RESERVES(2):                operating expenses, capital expenditures, tenant
                            improvement and leasing commissions.
CASH MANAGEMENT(3):         Springing lockbox
PARI PASSU DEBT(1):         $152,197,500
ADDITIONAL SECURED/
MEZZANINE DEBT:             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:     Portfolio
PROPERTY TYPE:              Retail
PROPERTY LOCATION:          California (24), Arizona (5), Nevada (5), and
                            Texas (1)
OCCUPANCY:                  100.0%
OCCUPANCY AS OF DATE:       September 16, 2005
YEAR BUILT:                 Various
YEAR RENOVATED:             Various
COLLATERAL:                 The collateral consists of a 35 building portfolio
                            containing approximately 2,646,671 square feet of
                            retail space.
PROPERTY MANAGEMENT:        Developers Diversified Realty Corporation (a
                            borrower affiliate).
APPRAISED VALUE:            $397,650,000
APPRAISED VALUE DATE:       July 1, 2005
CUT-OFF DATE LTV(1):        65.00%
BALLOON LTV(1):             65.00%
U/W NOI:                    $29,156,276
U/W NCF:                    $27,658,770
ANNUAL DEBT SERVICE:        $5,614,907
U/W NOI DSCR(1):            2.17x
U/W NCF DSCR(1):            2.06x
--------------------------------------------------------------------------------

(1)  The $106,275,000 loan represents a pari passu A-2 note from a first mortgage in the original principal amount of $258,472,500. The A-2 note is being contributed to the trust. The pari passu A-1 note in the amount of
     $106,275,000, was sold in the GECMC 2005-C4 securitization and the pari passu floating rate note in the amount of $45,922,500 was sold in the COMM
     2005 FL-11 securitization. All aggregate LTV, DSCR, and Loan PSF numbers in this table are based on the total $258,472,500 financing. LIBOR was assumed to be 4.00% for calculating debt service on the floating rate note.

(2)  See "Reserves" below.

(3)  Springing hard lockbox upon the commencement of a "Reserve Period." Reserve
     Period means (a) an Event of Default, as such term is defined in the
     DDR/Macquarie Mervyns Portfolio Loan documents and (b) any period commencing on the date on which the DSCR is less than 1.05x.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-13

     The Loan. The largest loan (the "DDR/Macquarie Mervyn's Portfolio Loan")
represents approximately 6.18% of the initial pool balance, with a cut-off date principal balance of $106,275,000. The DDR/Macquarie Mervyn's Portfolio Loan is
a 5-year interest-only loan that has a maturity date of October 1, 2010. The
DDR/Macquarie Mervyn's Portfolio Loan is secured by, among other things, deeds of trust and security agreements and assignments of leases and rents that encumber the borrowers' fee interests and leasehold interests in the
DDR/Macquarie Mervyn's Portfolio Properties (as defined herein). In addition to the DDR Macquarie Mervyn's Portfolio Loan there are two pari passu notes, a
$106,275,000 fixed rate A-1 note and a $45,922,500 floating rate note
(collectively, the "DDR/Macquarie Mervyn's Portfolio Companion Loans"). The A-1
note bears interest at the same interest rate and has the same maturity date as the DDR/Macquarie Mervyn's Portfolio Loan. The floating rate note bears interest at a floating rate equal to LIBOR + 0.72% per annum and matures no later than the maturity date of the DDR/Macquarie Mervyn's Portfolio Loan.

     The Borrower. The borrowers under the DDR/Macquarie Mervyn's Portfolio Loan are 35 separate single-purpose, bankruptcy-remote entities for which non-consolidation opinions were obtained at closing. All 35 borrowers have two independent directors, either at the borrower level or the general partner level, as applicable. The borrowers are sponsored by Developers Diversified
Realty Corporation ("DDR") (50%) and Macquarie DDR Trust ("MDT") (50%).

     DDR is a publicly traded REIT that currently owns and manages over 500 shopping centers in 44 states. With a total portfolio of approximately 113 million square feet of space, DDR is one of the largest owners, operators and developers of shopping centers in the United States and Puerto Rico. DDR has an investment grade senior unsecured corporate credit rating of "BBB" by S&P and
Fitch and "Baa3" by Moody's. MDT is a publicly traded property trust that trades on the Australian Stock Exchange. MDT is co-owned by DDR and Macquarie Bank
Limited of Australia. Macquarie Bank Limited of Australia is the largest investment bank in Australia and is focused on the ownership of retail community centers in the United States. MDT currently owns 35 properties (approximately
12.1 million square feet) in 20 states, with a gross asset value of approximately $1.9 billion.

     The Properties. The DDR/Macquarie Mervyn's Portfolio Properties consists of
35 single tenant Mervyn's (as defined herein) stores primarily located in the western and southwestern United States--California (24), Arizona (5), Nevada (5)
and Texas (1), which in aggregate contain approximately 2,646,671 square feet of retail space (the "DDR/Macquarie Mervyn's Portfolio Properties"). All the leases for the DDR/Macquarie Mervyn's Portfolio Properties expire on September 30,
2020. The weighted average rent from the DDR/Macquarie Mervyn's Portfolio
Properties is $11.33 per square foot, which is 6.1% less than the weighted average market rent across the various markets of $12.07 per square foot for all
Mervyn's stores.

                     MACQUARIE MERVYN'S PORTFOLIO PROPERTIES

                                                                                ALLOCATED      % OF APPRAISED
STATE                            PROPERTY COUNT   GLA (SQ. FT.)   % OF GLA   APPRAISED VALUE       VALUE        RENT PSF
------------------------------   --------------   -------------   --------   ---------------   --------------   --------

Southern California ..........         14           1,074,240       40.6%      $178,550,000         44.9%        $12.06
Northern California ..........         10             730,035       27.6        120,850,000         30.4          12.64
Arizona ......................          5             395,069       14.9         48,250,000         12.1           9.96
Nevada .......................          5             370,730       14.0         44,900,000         11.3           9.27
Texas ........................          1              76,597        2.9          5,100,000          1.3           5.51
                                      ---           ---------      -----       ------------        -----         ------
   TOTAL/WTD. AVG.: ..........         35           2,646,671      100.0%      $397,650,000        100.0%        $11.33
                                      ===           =========      =====       ============        =====         ======

(1)  Information obtained from underwritten rent roll.

                                                                                ALLOCATED      % OF APPRAISED
OWNERSHIP                        PROPERTY COUNT   GLA (SQ. FT.)   % OF GLA   APPRAISED VALUE       VALUE        RENT PSF
------------------------------   --------------   -------------   --------   ---------------   --------------   --------

Fee ..........................         31           2,333,039       88.1%      $328,850,000         82.7%        $10.69
Leasehold ....................          4             313,632       11.9         68,800,000         17.3          16.06
                                      ---           ---------      -----       ------------        -----         ------
   TOTAL/WTD. AVG.: ..........         35           2,646,671      100.0%      $397,650,000        100.0%        $11.33
                                      ===           =========      =====       ============        =====         ======

(1)  Information obtained from underwritten rent roll.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-14

                                                                                ALLOCATED      % OF APPRAISED
PROPERTY TYPE                    PROPERTY COUNT   GLA (SQ. FT.)   % OF GLA   APPRAISED VALUE        VALUE       RENT PSF
------------------------------   --------------   -------------   --------   ---------------   --------------   --------

Shopping Center ..............         25           1,874,317       70.8%      $255,700,000         64.3%        $10.31
Shopping Mall ................          8             652,150       24.6        130,100,000         32.7          14.89
Free Standing ................          2             120,204        4.5         11,850,000          3.0           7.75
                                      ---           ---------      -----       ------------        -----         ------
   TOTAL/WTD. AVG.: ..........         35           2,646,671      100.0%      $397,650,000        100.0%        $11.33
                                      ===           =========      =====       ============        =====         ======

(1)  Information obtained from underwritten rent roll.

     Tenant. The DDR/Macquarie Mervyn's Portfolio Properties are currently 100%
occupied by Mervyn's, LLC ("Mervyn's"). Mervyn's is a neighborhood department store that offers moderately priced fashion and home decor. In 1949, Mervyn's opened its first store in San Lorenzo, California, and as of November 4, 2005,
operates 188 locations in 10 states. Mervyn's has a reputation for offering an extensive selection of national and private-label fashions and housewares at reasonable price points. Mervyn's primary competitors include Kohl's
Corporation, J.C. Penney Corporation, Inc. and TJX Companies, which operates
TJMaxx and Marshalls. A private equity investment group that includes Sun
Capital Partners, Cerberus Capital Management and Lubert-Adler/Klaff Partners
acquired the Mervyn's retail chain from Target Corporation in September 2004 for approximately $1.65 billion. In September of 2005, Mervyn's announced the closing of 69 under-performing stores (not part of the collateral) in order to invest in and focus on its core markets, located in the western and southwestern
United States (the primary locations of the properties that make up the collateral for the DDR/Macquarie Mervyn's Portfolio Loan). Mervyn's has exited or plans to exit the Michigan and Oklahoma markets and parts of the Colorado market.

     Letters of Credit and Guarantees. As additional credit enhancement the lender obtained: (i) a $33,000,000 sponsor guaranty from DDR and MDT, (ii) a pledge of the proceeds of a $25,000,000 guaranty from Lubert-Adler/Klaff
Partners, secured by a $25,000,000 letter of credit issued by a financial institution rated "A+" by S&P and Fitch and "Aa3" by Moody's and (iii) a pledge of the proceeds of a $7,705,143 security deposit letter of credit by a financial institution rated "A+" by S&P, "AA-" by Fitch and "Aa3" by Moody's. As additional security for the performance of borrowers' obligations under the
DDR/Macquarie Mervyn's Portfolio Loan, the borrowers' parent, DDR MDT MV
Holdings II LLC, granted the lender a continuing security interest in 100% of its interest in the "Letter-of-Credit Rights" with respect to certain letters of credit delivered by the seller of the DDR/Macquarie Mervyn's Portfolio
Properties for the benefit of parent as agent for the borrowers (the "Mervyn's
Letter of Credit"). The security deposit letter of credit may be drawn by the borrowers upon the occurrence of certain lease defaults by Mervyn's, and the sponsor guaranty and Mervyn's Letter of Credit can be drawn upon and used for tenant improvements and leasing commissions upon the occurrence of, among other circumstances: (i) Mervyn's filing for protection under the Bankruptcy Code,
(ii) termination of all Mervyn's leases collateralized by the DDR/Macquarie
Mervyn's Portfolio Loan or (iii) failure to annually renew the Mervyn's Letter of Credit, each as more particularly set forth in the DDR/Macquarie Mervyn's
Portfolio Loan documents. All amounts drawn under the sponsor guaranty and
Mervyn's Letter of Credit are to be deposited into a holding account and then transferred to either a tenant improvement and leasing commission reserve or borrowers' account, such allocation dependent on the nature of the event triggering the draw on the Mervyn's Letter of Credit or sponsor guaranty, as described in the DDR/Macquarie Mervyn's Portfolio Loan agreement. Proceeds of any draw on the security deposit letter of credit is to be released to the borrowers, provided no Event of Default exists.

     Substitution of Collateral/Partial Release. On any payment date, the borrowers may substitute for any property, similar real estate collateral, provided the following conditions are satisfied: (i) no Event of Default exists;
(ii) the substitution would not (a) be a "significant modification" of the
DDR/Macquarie Mervyn's Portfolio Loan within the meaning of the applicable
Treasury Regulations or (b) cause the DDR/Macquarie Mervyn's Portfolio Loan to cease to be a "qualified mortgage" within the meaning of the Internal Revenue
Code; (iii) rating agency confirmation is delivered; (iv) the appraised value of the substitute property is not less than the appraised value the property being replaced as of the closing date or immediately preceding the substitute release date; (v) the DSCR (after giving effect to the proposed property substitution)
will equal or exceed: (a) 1.45x and (b) the DSCR immediately prior to the property substitution; (vi) the geographic and tenant concentration of the properties is not adversely affected, such determination to be determined by the lender and (vii) in no event may (in the aggregate of all property

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-15

substitutions) (a) more than 21 properties or (b) properties with appraised values exceeding 50% of the aggregate appraised values of all the properties be substituted. In addition, the borrower may voluntarily prepay the floating rate note and obtain a release of an individual property in whole, subject to the satisfaction of certain conditions, including, but not limited to, delivery to the lender of (i) an amount equal to 110% or 115% of the allocated loan amount for such property (determined based on annual sales per square foot, as described in the DDR/Macquarie Mervyn's Portfolio Loan documents), (ii) rating agency confirmation, and (iii) evidence that the assumed debt service coverage ratio for the remaining properties after the release will equal or exceed 1.45x.
After the floating rate note is paid in full and provided the defeasance lockout period has expired, an individual property may be released upon the defeasance of such property, subject to the satisfaction of certain conditions including, but not limited to, delivery of defeasance collateral sufficient to defease 110%
or 115% of the allocated loan amount for such property (subject to the standards described in (i) above), satisfaction of the conditions specified in (ii) and
(iii) above and, provided that after giving effect to the partial defeasance, the borrower has not obtained the release of more than 21 properties or properties for which the aggregate appraised value exceeds an amount equal to
50% of the Aggregate Appraised Value (as such term is defined in the
DDR/Macquarie Mervyn's Portfolio Loan agreement).

     Insurance Requirements. The borrowers are required to obtain and maintain, or to cause to be maintained by Mervyn's as tenant under the Mervyn's leases, comprehensive all risk insurance and terrorism insurance in an amount equal to the lesser of the principal amount and the full replacement cost of the properties, plus 18 months of business interruption insurance coverage. If the
Terrorism Risk Insurance Act of 2002 or a similar statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers are required to carry terrorism insurance in the same amount detailed in the preceding sentence, provided, however, the borrowers are not required to spend more than one and one half times the premium in place on the closing date of the
DDR/Macquarie Mervyn's Portfolio Loan. Terrorism insurance coverage may be provided under a blanket policy.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox will spring into effect upon the occurrence of (a) an Event of Default or (b) any period commencing on the date on which the DSCR is less than 1.05x.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for (i) trade payables incurred in the ordinary course of business, provided in no event shall such amount exceed
2.4% of the DDR/Macquarie Mervyn's Portfolio Loan and/or 5.0% of the allocated loan amount for an individual DDR/Macquarie Mervyn's Portfolio Property and (ii)
tenant improvement and leasing commission costs pre-approved by the lender.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-16

                                JAMES CENTER LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-17

                                JAMES CENTER LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-18

                               JAMES CENTER LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                             ORIGINAL           CUT-OFF DATE
                           ------------         ------------
BALANCE(1):                $100,000,000         $100,000,000
% OF POOL BY UPB:          5.82%
ORIGINATION DATE:          December 14, 2005
ORIGINATOR:                CWCapital LLC
COUPON:                    5.2200%
INTEREST ACCRUAL:          Actual/360
TERM:                      120 months
AMORTIZATION:              Interest only
OWNERSHIP INTEREST:        Fee simple
PAYMENT DATE:              1st of the month
ANTICIPATED REPAYMENT
DATE:                      January 1, 2016
MATURITY DATE:             January 1, 2036
SPONSOR:                   Joseph Jerome
BORROWER:                  James Center Property LLC
CALL PROTECTION/LOCKOUT:   Defeasance is permitted two years from the date of
                           securitization of the last pari passu note. The loan
                           is prepayable on and after October 1, 2015 without
                           penalty.
CUT-OFF DATE LOAN
PSF(1):                    $154
UP-FRONT RESERVES(3):      Insurance:           $     81,541
                           Taxes:               $    307,400
                           Immediate Repairs:   $     39,756
                           Free Rent:           $  1,443,831
                           TI/LC Holdback:      $  2,100,000
                           Marsh Leasing
                           Reserve:             $  1,105,323
                           Mercer Leasing
                           Reserve:             $  1,245,416
                           Replacements:        $     12,178
ONGOING/SPRINGING
RESERVES(3):               Taxes, insurance, replacements and tenant
                           improvements and leasing commissions.
CASH MANAGEMENT(4):        Hard lockbox
PARI PASSU BALANCE(1):     $50,000,000
ADDITIONAL SECURED/
MEZZANINE DEBT:            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY LOCATION:         Richmond, Virginia
OCCUPANCY(2):              94.6%
OCCUPANCY AS OF DATE:      November 1, 2005
YEAR BUILT:                1985-1986
YEAR RENOVATED:            2001-2005
COLLATERAL:                The collateral consists of a Class "A" office complex
                           containing approximately 974,268 square feet located
                           on 4.107 acres of land. The property consists of
                           three separate buildings with 14, 21, and 22 stories,
                           respectively.
PROPERTY MANAGEMENT:       J.E.M.B. Realty Corp. (a borrower affiliate).
APPRAISED VALUE:           $192,500,000
APPRAISED VALUE DATE:      September 12, 2005
CUT-OFF DATE LTV(1):       77.92%
BALLOON LTV(1):            77.92%
U/W NOI:                   $13,441,413
U/W NCF:                   $12,369,982
ANNUAL DEBT SERVICE(1):    $7,938,750
U/W NOI DSCR(1):           1.69x
U/W NCF DSCR(1):           1.56x
--------------------------------------------------------------------------------

(1)  The $100,000,000 loan represents a pari passu A-1 note from a total first mortgage in the original principal amount of $150,000,000. The pari passu
     A-2 note is not included in the trust. All aggregate LTV, DSCR and Loan PSF figures in this table are based on both James Center pari passu notes, totaling $150,000,000.

(2)  Includes tenants with executed leases but currently not in occupancy or paying rent; does not include tenant expansions.

(3)  See "Reserves" below.

(4)  See "Lockbox; Sweep of Excess Cash Flow" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-19

     The Loan. The second largest loan (the "James Center Loan") represents approximately 5.82% of the initial pool balance, with a cut-off date principal balance of $100,000,000. The James Center Loan is a ten-year interest-only loan that has an anticipated repayment date of January 1, 2016 (the "Anticipated
Repayment Date"). The James Center Loan is secured by, among other things, a
Deed of Trust and Security Agreement, assignment of leases and rents, security agreement and fixture filing encumbering the borrower's fee ownership interest in the James Center Property (as defined herein). In addition to the James
Center Loan, there is a pari passu $50,000,000 A-2 note (the "James Center
Companion Loan"; the James Center Loan and the James Center Companion Loan,
collectively, the "James Center Mortgage Loan") that has the same interest rate, maturity date and amortization term as the James Center Loan. Only the James
Center Loan is included in the trust.

     The Borrower. The borrower under the James Center Loan, James Center
Property LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Joseph Jerome.

     The borrower acquired the James Center Property as part of a "reverse"
exchange permitted under Section 1031 of the United States Internal Revenue Code
(the "IRC"). At origination, the 100% equity owner and sole member of James
Center Operating LLC, which is the 100% equity owner and sole member of the borrower was Strawberry Acquisitions Inc. James Center Operating LLC is an
entity that acts as a "qualified intermediary" under IRC regulations. Pursuant to IRC regulations, Strawberry Acquisitions Inc., as nominee of the borrower, will hold indirect ownership of the James Center Property until the date that is the earlier to occur of: (i) the expiration of the 180-day period from December
14, 2005 or (ii) the sale of another property owned by an affiliate of the borrower to complete the exchange (such time, the "Exchange Date"). On the
Exchange Date, either Herald Towers, LLC or James Center Acquisition LLC (as
applicable, the "Exchange Owner") will become the sole member of James Center
Operating LLC pursuant to 1031 exchange documents and assignment and assumption documents that have been pre-approved by the lender.

     NRFCA WA Holdings LLC ("NRFCA"), which is an indirect wholly-owned subsidiary of NorthStar Realty Finance L.P., either owns, in the case of James
Center Acquisition LLC, or on the Exchange Date will own, in the case of Herald
Towers LLC, a $23,300,000 preferred equity interest in the Exchange Owner. The preferred equity interest is entitled to an annual preferred return, payable monthly in arrears, which accrues at the annual rate of 13%. If there is not sufficient cash flow to pay the entire accrued preferred return in any given month, then during the period commencing December 14, 2005 to, but not including, December 31, 2008, the portion of the preferred return over 9% per annum may be deferred to the extent there is insufficient cash flow and during the period commencing December 31, 2008 to, but not including, December 31,
2010, the portion of the preferred return over 11% per annum may be deferred to the extent there insufficient cash flow. The full amount of the preferred equity of $23,300,000 must be redeemed and all deferred and accrued interest must be paid by no later than December 14, 2012 (the "Mandatory Outside Redemption
Date"). Nevertheless, the preferred equity may not be redeemed prior to December
14, 2010. If the preferred return is not paid when due or if the preferred equity is not redeemed on or before the Mandatory Outside Redemption Date or upon certain other change of control events, NRFCA has the right, among other remedies, to take over the control of the Exchange Owner but is not entitled to become the common member of the Exchange Owner. The rights of NRFCA to pledge or transfer its preferred interest in the Exchange Owner are subject to the transfer provisions of the James Center Loan documents.

     The Property. The property securing the James Center Loan (the "James
Center Property") consists of a Class "A" office complex that contains approximately 974,268 square feet on 4.107 acres of land. The James Center
Property consists of three separate buildings with 14, 21, and 22 stories, respectively, located on 901, 1021 & 1051 East Cary Street, in the central business district of Richmond, Virginia. Amenities at the James Center Property
include a security system on every floor of the parking garages, a YMCA with a full fitness club, restaurants, retail shops, a private dining club for members only, a bank, access to an Omni Hotel, a garden style atrium and lobbies finished in white and red Italian marble.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-20

     Major Tenant Summary. The following tables show certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the James Center Property.

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                             CREDIT RATING                      ANNUALIZED     % OF TOTAL       ANNUALIZED
                              (FITCH/S&P/     TENANT   % OF      U/W BASE    ANNUALIZED U/W   U/W BASE RENT      LEASE
TENANT NAME                   MOODY'S)(6)      NSRF    NRSF        RENT         BASE RENT        PER NRSF     EXPIRATION
--------------------------   -------------   -------   ----    -----------   --------------   -------------   ----------

1. McGuire Woods LLP(2)         NR/NR/NR     214,336   22.0%   $ 4,673,590        26.3%           $21.80       8/31/2015
2. Wachovia Bank N.A.          AA-/A+/Aa3    145,688   15.0      3,460,325        19.5             23.75       6/14/2012
3. Davenport & Company
   LLC(3)                       NR/NR/NR      90,649    9.3      1,932,335        10.9             21.32       8/31/2012
4. Williams Mullen              NR/NR/NR      97,126   10.0      1,592,866         9.0             16.40       6/30/2010
5. Master Lease(4)              NR/NR/NR      25,000    2.6        500,000         2.8             20.00          NAP
6. KPMG LLP                     NR/NR/NR      26,652    2.7        480,003         2.7             18.01       12/31/2011
7. Chesapeake Corporation       NR/NR/NR      21,488    2.2        454,256         2.6             21.14       9/30/2010
8. Ernst & Young U.S., LLP      NR/NR/NR      20,255    2.1        435,483         2.5             21.50       5/31/2010
9. Mercer Human Resources,
   Inc.(5)                    BBB/BBB/Baa2    28,350    2.9        400,019         2.3             14.11       6/30/2016
10. Marsh USA, Inc.(5)        BBB/BBB/Baa2    25,161    2.6        355,022         2.0             14.11       6/30/2016
                                             -------   ----    -----------        ----            ------
   TOTAL/WTD. AVG.                           694,705   71.3%   $14,283,898        80.4%           $20.56
                                             =======   ====    ===========        ====            ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Excluding 2,024 square feet in Tower 1 expansion space for which McGuire
     Woods LLP has exercised an expansion option, nor does it include 19,719 square feet in new space that the McGuire Woods LLP will be taking in Tower
     3 and for which a new lease is currently out for signature. McGuire Woods
     LLP is expected to take occupancy of both spaces and begin paying rent by
     June 1, 2006.

(3)  6,160 square feet expires on July 31, 2008.

(4)  Master lease to borrower affiliate.

(5)  Tenants have executed leases but are currently not in occupancy or paying rent.

(6)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     Lease Expiration: The following table shows the lease expiration schedule for the James Center Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                               APPROXIMATE %     ANNUALIZED
    YEAR ENDING                      % OF   CUMULATIVE % OF   ANNUALIZED U/W    OF TOTAL U/W   U/W BASE RENT
    DECEMBER 31     EXPIRING NRSF    NRSF      TOTAL SRSF        BASE RENT       BASE RENT          PSF
-----------------   -------------   -----   ---------------   --------------   -------------   -------------

       2005             15,973        1.6%         1.6%         $   233,223          1.3%          $14.60
       2006             49,272        5.1          6.7              924,692          5.2            18.77
       2007             13,376        1.4          8.1              248,058          1.4            18.54
       2008             25,456        2.6         10.7              438,786          2.5            17.24
       2009             66,993        6.9         17.6              895,777          5.0            13.37
       2010            163,265       16.8         34.3            2,893,255         16.3            17.72
       2011             26,652        2.7         37.1              480,003          2.7            18.01
       2012            230,177       23.6         60.7            5,234,594         29.5            22.74
       2013             37,164        3.8         64.5              481,909          2.7            12.97
2014 & Thereafter      292,847       30.1         94.6            5,928,631         33.4            20.24
      Vacant            53,093        5.4        100.0%                   0          0.0             0.00
                       -------      -----                       -----------        -----           ------
TOTAL/WTD. AVG.        974,268      100.0%                      $17,758,926        100.0%          $19.28
                       =======      =====                       ===========        =====           ======

(1)  Annualized Underwritten Base Rent excludes vacant space, but includes income from McGuire Woods LLP expansion space and Marsh and Mercer spaces where tenants are not yet in occupancy or paying rent.

(2)  "2014 & Thereafter" includes a 25,000 square foot master lease with a borrower affiliate.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-21

     Planned Improvements. Pursuant to James Center Loan documents, the borrower is allowed to make the following improvements to the James Center Property: (a)
if the borrower (x) is required as a result of the exercise by McGuire Woods,
LLP ("McGuire Woods") of the expansion option set forth in its lease and does not elect to partially defease the James Center Whole Loan pursuant to the terms of the James Center Loan documents and cause a release of One James Center from the lien of the mortgage, the borrower will be required to build a new building on the land adjacent to One James Center, (y) elects, at its option to construct a smaller building adjacent to One James Center, after obtaining the consent from McGuire Woods or a written waiver by McGuire Woods of its expansion option
(unless such option has lapsed or otherwise ceases to be effective) and/or (z)
elects to expand the parking deck located at the James Center Property, then the borrower will be permitted to construct the applicable improvements, subject to the satisfaction of the conditions set forth in the James Center Loan documents, which conditions include, but are not limited to, 125% of the anticipated amount to complete the construction or the delivery of a letter of credit in such amount and having the guarantor provide a full recourse guaranty.

     Reserves. In addition to up-front tax and insurance reserves (the "Tax and
Insurance Reserve"), the borrower is required to make monthly deposits into the
Tax and Insurance Reserve in an amount equal to 1/12th of the estimated annual insurance premiums and real estate taxes. The borrower is also required to make monthly deposits equal to $12,178 for the payment of capital expenditures into a replacements reserve.

     At origination, the borrower deposited $2,100,000 into a reserve account for the payment of tenant improvements and leasing commissions ("TI/LC
Reserve"). If the amount in the TI/LC Reserve drops below $2,100,000, the borrower is required to make monthly deposits in an amount equal to $71,234, until such time as the amount in the TI/LC Reserve is equal to $2,100,000.
Additionally, the borrower posted a letter of credit in the amount of
$2,350,738.23 for tenant improvements and leasing commissions relating to Marsh
USA ("Marsh") and Mercer Human Resources, Inc. ("Mercer") (the "M&M TI/LC
Reserve") spaces in the James Center Property. The M&M TI/LC Reserve will be released to reimburse the borrower for tenant improvements and leasing commissions related to the Marsh and Mercer spaces. In addition, the borrower posted a letter of credit in the amount of $1,443,831 which represents 12 months of base rent and underwritten reimbursements from Marsh and $1,193,831 from
Mercer, and six months of base rent totaling $250,000 under a master lease with a borrower affiliate.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the James Center Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for (i) trade payables incurred in the ordinary course of business and/or (ii) financing leases and purchase money indebtedness incurred in the ordinary course of business; provided, however, in no event shall the aggregate amount of indebtedness described in (i) and (ii)
above exceed $4.5 million.

     Partial Defeasance. Partial Release. After the expiration of the defeasance lockout period but prior to the Anticipated Repayment Date, the borrower has the right to defease a portion of the James Center Mortgage Loan and obtain the release of one or more buildings from the James Center Property, if (x) in the case of a release of Three James Center, the borrower intends to further develop
Three James Center to, among other things, add up to approximately 250,000 square feet of rentable area to that building or (y) in the case of a release of
One James Center, the borrower either (i) intends to further develop One James
Center to, among other things, construct a second office tower containing approximately 25,000 square feet of rentable area on the plaza area of the One
James Center parcel or (ii) elects to defease a portion of the James Center
Mortgage Loan after McGuire Woods has requested the build out of the second office tower on the plaza area of the One

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-22

James Center parcel. In such event, the borrower will be required to comply with the following conditions: (i) the principal balance of the defeased portion of the James Center Loan must be equal to 125% of the allocated loan amount for the building being released; (ii) the remaining property must have a loan-to-value ratio that is not greater than the lesser of the loan-to-value ratio of the
James Center Loan as of the origination date and the loan-to-value ratio of the
James Center Loan in effect immediately prior to the release and a debt service coverage ratio that is not less than the greater of the debt service coverage ratio of the James Center Loan as of the origination date and the debt service coverage ratio of the James Center Loan in effect immediately prior to the release and (iv) the lender must have received confirmation from each rating agency then rating the certificates that such release will not result in the downgrade, qualification or withdrawal of the rating assigned to the certificates (and any certificates issued by a securitization trust into which the James Center Companion Loan has been deposited).

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-23

                           SEVEN SPRINGS VILLAGE LOAN

                                   [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-24

                           SEVEN SPRINGS VILLAGE LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-25

                           SEVEN SPRINGS VILLAGE LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                             ORIGINAL           CUT-OFF DATE
                           -----------          ------------
BALANCE(1):                $93,000,000          $93,000,000
% OF POOL BY UPB:          5.41%
ORIGINATION DATE:          August 31, 2005
ORIGINATOR:                GMACCM
COUPON:                    5.42%
INTEREST ACCRUAL:          Actual/360
TERM:                      60 months
AMORTIZATION:              Interest only through and including the payment date
                           occurring immediately prior to the maturity date,
                           with a balloon payment due on the maturity date.
OWNERSHIP INTEREST:        Fee Simple
PAYMENT DATE:              1st of the month
MATURITY DATE:             September 1, 2010
SPONSOR:                   Scott Ross
BORROWER:                  Seven Springs Investments, LLC
CALL PROTECTION/LOCKOUT:   Defeasance permitted after 2 years from the date of
                           securitization with U.S. government securities. The
                           loan is not prepayable until 1 month prior to
                           maturity.
CUT-OFF DATE LOAN PER
UNIT:                      $94,608
UP-FRONT RESERVES(2):      Insurance:           $     95,255
                           Taxes:               $     81,086
                           Immediate Repairs:   $     34,440
ONGOING/SPRINGING
RESERVES(2):               Taxes, insurance and replacements
CASH MANAGEMENT:           Soft, Springing Hard lockbox
ADDITIONAL SECURED/
MEZZANINE DEBT(3):         The mortgage property also secures a subordinate note
                           with an initial principal balance of $5,000,000. No
                           further secured and/or mezzanine debt is permitted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Multifamily
PROPERTY LOCATION:         College Park, Maryland
OCCUPANCY:                 95.6%
OCCUPANCY AS OF DATE:      November 7, 2005
YEAR BUILT:                1967-1974
YEAR RENOVATED:            2002
COLLATERAL:                The collateral consists of 15 buildings on a total
                           of 33.19 acres which contain 983 residential units,
                           and 5 commercial units.
PROPERTY MANAGEMENT:       Realty Management Services, Inc.
APPRAISED VALUE:           $131,000,000
APPRAISED VALUE DATE:      June 22, 2005
CUT-OFF DATE LTV(1):       70.99%
BALLOON LTV(1):            70.99%
U/W NOI:                   $7,709,376
U/W NCF:                   $7,463,626
ANNUAL DEBT SERVICE:       $5,110,608
U/W NOI DSCR(1):           1.51x
U/W NCF DSCR(1):           1.46x
--------------------------------------------------------------------------------

(1)  The subject loan with an original principal amount of $93,000,000 represents a senior note in a whole loan with an original principal amount of $98,000,000. The subordinate note, in an original principal amount of
     $5,000,000, is not included in the trust. All aggregate LTV, DSCR and loan
     PSF numbers in this table are based on the total $93,000,000 senior financing.

(2)  See "Reserves" below.

(3)  See "B Note" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-26

     The Loan. The third largest loan (the "Seven Springs Village Loan"), representing approximately 5.41% of the initial pool balance, with a cut-off date principal balance of $93,000,000, is a five year balloon loan that has a maturity date of September 1, 2010, and provides for monthly payments of interest only. The Seven Springs Village Loan is secured by, among other things, an indemnity deed of trust, assignment of rents and leases, security agreement and fixture filing, encumbering the fee ownership interest in the Seven Springs
Village Property (as defined herein).

     The Seven Springs Village Property also secures a $5,000,000 subordinate note (the "Seven Springs Village B Note," and together with the Seven Springs
Village Loan, the "Seven Springs Village Whole Loan"). Only the Seven Springs
Village Loan is included in the trust. The Seven Springs Village B Note will be serviced pursuant to the pooling and servicing agreement. See "Description of the Mortgage Pool--The Seven Springs Village Whole Loan" and "-- Rights Of The
Holder of the Seven Springs Village B Note".

     The Borrower. The borrower under the Seven Springs Village Loan is a special purpose entity for which a non-consolidation opinion was obtained at closing. In order to obtain certain tax benefits, the owner of the Seven Springs
Village Property, Seven Springs Village, LLC, a Maryland limited liability company (the "Seven Springs Village Property Owner"), which is also the sole member of the borrower, agreed to guarantee the Seven Springs Village Loan and be the grantor under the deed of trust that secures the Seven Springs Village
Loan. The Seven Springs Property Owner is a special purpose entity for which a non-consolidation opinion was obtained at closing. Commercial Equity
Investments, Inc., which is an affiliate of GMACCM, holds a 70% membership interest in the Seven Springs Village Property Owner. The borrower is sponsored by Scott Ross.

     The Property. The property consists of twelve garden style buildings, two mid-rise buildings and one high-rise building with a total of 983 apartment units on a 33.19 acre parcel of land (collectively, the "Seven Springs Village
Property"). The unit mix is comprised of 112 efficiencies, 432 one-bedroom apartments, 391 two-bedroom units, 46 three-bedroom units and 2 four-bedroom units. Amenities at the Seven Springs Village Property include onsite laundry, a fitness center, tennis courts, a swimming pool, playgrounds and onsite parking.
Five commercial units totaling 8,910 sq. ft., including a convenience store, a day care center, a hair salon and a security office, are located on-site. The
Seven Springs Village Property was developed between 1967-1974 and was renovated in 2002.

     According to an appraisal performed by Joseph J. Blake & Associates dated
July 8, 2005*, the Seven Springs Village Property is located in the College Park area of Prince George's County, just inside the Capital Beltway, in the
Washington DC MSA. The appraiser surveyed 11 properties in the market area of the Seven Springs Village Property. According to the appraisal, the data suggested a market vacancy rate of 5%.

     Reserves. At origination, the borrower made initial deposits into reserve accounts for the payment of insurance premiums in the amount of $95,255 and for the payment of real estate taxes in the amount of $81,086. The Seven Springs
Village Loan requires the borrower to make monthly deposits into such reserve accounts in an amount equal to 1/12 of the estimated annual insurance premiums and real estate taxes. In addition, at origination, the borrower made an initial deposit into a reserve account for immediate repairs in the amount of $34,400.

     The Seven Springs Village Loan requires the borrower to make monthly deposits for the payment of capital expenditures into a replacements reserve account in an amount equal to $22,527.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism throughout the term of the Seven Springs Village Loan.

     B Note. The Seven Springs Village Loan represents the senior note with an initial principal balance of $93,000,000 in a whole loan with an original initial principal balance of $98,000,000. The whole loan also consists of the
Seven Springs Village B Note, which is not an asset of the trust. The Seven
Springs Village B Note is a five-year balloon loan that has a maturity date of

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-27

September 1, 2010 and provides for monthly payments of interest only subject to an interest rate of 12.28%. The initial holder of the Seven Springs Village B
Note is GMACCM, which is one of the mortgage loan sellers. The rights of the holders of the Seven Springs Village Loan and the Seven Springs Village B Note
are set forth in a co-lender agreement (as more particularly described in the prospectus supplement) that provides for, among other things, the right of the holder of the Seven Springs Village B Note to (i) cure certain events of default by the related borrower and (ii) purchase the Seven Springs Village Loan under certain conditions, including an event of default by the related borrower.

     Additional Secured Debt/Mezzanine Loan. No other debt is permitted, including mezzanine debt, other than trade payables and debt incurred in the ordinary course of the borrower's ownership and operation of the property, to the extent such debt does not exceed 2% of the whole loan amount and is paid within 60 days of the date incurred.

----------
(*)  None of the depositor, the underwriters, the mortgage loan sellers or any of their respective affiliates has independently verified any of the information in such appraisal and none of such persons makes any representation regarding the accuracy or completeness of such information.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-28

                       DESIGN CENTER OF THE AMERICAS LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-29

                       DESIGN CENTER OF THE AMERICAS LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-30

                       DESIGN CENTER OF THE AMERICAS LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                 ORIGINAL             CUT-OFF DATE
                                 --------             ------------
BALANCE(1):                      $92,500,000           $92,500,000
% OF POOL BY UPB:                5.38%
ORIGINATION DATE:                June 30, 2005
ORIGINATOR:                      GACC
COUPON:                          5.92722%
INTEREST ACCRUAL:                Actual/360
TERM:                            121 months
AMORTIZATION:                    Interest only for the initial 36 months of the
                                 term, thereafter amortizes on a 30-year
                                 schedule.
OWNERSHIP INTEREST:              Fee simple
PAYMENT DATE:                    1st of the month
MATURITY DATE:                   August 1, 2015
SPONSOR:                         Charles Cohen
BORROWER:                        Design Center of the Americas, LLC
CALL PROTECTION/LOCKOUT:         Defeasance is permitted on or after August 1,
                                 2008. The loan is prepayable on or after May 1,
                                 2015 without penalty.
CUT-OFF DATE LOAN PSF(1):        $239
UP-FRONT RESERVES:               Tax:                  $   616,903
                                 Insurance:            $    31,167
                                 Immediate Repairs:    $    66,300
ONGOING/SPRINGING RESERVES(3):   Taxes, insurance and replacements.
CASH MANAGEMENT(2):              Hard lockbox
PARI PASSU BALANCE(1):           $92,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Retail
PROPERTY LOCATION:               Dania Beach, Florida
OCCUPANCY:                       93.6%
OCCUPANCY AS OF DATE:            February 28, 2005
YEAR BUILT:                      1985
YEAR RENOVATED:                  2001
COLLATERAL:                      The collateral consists of a first mortgage on
                                 the borrower's fee simple interest in three,
                                 four-story buildings with 774,573 square feet
                                 of retail space.
PROPERTY MANAGEMENT:             Cohen Brothers Realty Corporation of Florida,
                                 LLC (a borrower affiliate).
APPRAISED VALUE:                 $250,350,000
APPRAISED VALUE DATE:            May 18, 2005
CUT-OFF DATE LTV(1):             73.90%
BALLOON LTV(1):                  66.58%
U/W NOI:                         $18,896,140
U/W NCF:                         $18,626,302
ANNUAL DEBT SERVICE:             $6,603,161
U/W NOI DSCR(1):                 1.43x
U/W NCF DSCR(1):                 1.41x
--------------------------------------------------------------------------------

(1)  The $92,500,000 loan represents a pari passu A-2 note from a first mortgage in the original principal amount of $185,000,000. The A-2 note is being contributed to the trust. The pari passu A-1 note was sold in the GECMC
     2005-C4 securitization. All aggregate LTV, DSCR and Loan PSF numbers in this table are based on the total $185,000,000 financing.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.

(3)  See "Reserves" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-31

     The Loan. The fourth largest loan (the "Design Center of the Americas
Loan") represents approximately 5.38% of the initial pool balance, with a cut-off date principal balance of $92,500,000 and a maturity date of August 1,
2015. The Design Center of the Americas Loan is interest only for the first three-years of its term and amortizes on a 30-year schedule thereafter. The
Design Center of the Americas Loan is secured by, among other things an Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement,
Fixture Filing and Financing Statement that encumbers the borrower's fee interest in the Design Center of the Americas Property (as defined herein).
There is an additional pari passu note, a $92,500,000 A-1 note that was sold in the GECMC 2005-C4 securitization (the "Design Center of the Americas Companion
Loan"). The Design Center of the Americas Companion Loan bears interest at the same interest rate and has the same maturity date as the Design Center of the
Americas Loan.

     The Borrower. The borrower under the Design Center of the Americas Loan,
Design Center of the Americas, LLC, a Delaware limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Charles Cohen. Charles
Cohen was a vice president and General Counsel for Cohen Brothers Realty
Corporation ("CBRC") until 1983 when Mr. Cohen was named CBRC's president. Mr.
Cohen owns and operates three other design centers, including Pacific Design
Center in West Hollywood, California, the Decoration and Design Building ("D&D
Building) in New York City and Decorative Center Houston in Texas. Mr. Cohen's
portfolio of real estate includes over 11 million square feet of space in New
York, Florida, Texas and Southern California.

     The Property. The property consists of three, four-story interconnected buildings totaling 774,573 square feet of retail space (the "Design Center of the Americas Property"). The Design Center of the Americas Property is located along I-95 immediately across the highway from a Bass Pro Shop, in central
Broward County and is easily accessible from all points in the tri-county areas of Miami-Dade, Broward and Palm Beach Counties. The Design Center of the
Americas Property was constructed in 1985 and further expanded in 1988 and most recently in 2001.

     Major Tenant Summary. The following tables shows certain information regarding the eight largest tenants based on square feet of the Design Center of the Americas Property.

                      SIGNIFICANT TENANTS BASED ON NRSF(1)

                       TENANT   % OF     LEASE
TENANT NAME             NRSF    NRSF   EXPIRATION    RENT PSF (1)
-------------------   -------   ----   ----------    ------------
Baker Knapp & Tubbs    37,808    4.9%  12/31/2010       $16.16
Judith Norman/TJRM     29,607    3.8   12/31/2013        27.81
Jerry Pair             28,023    3.6   04/30/2011        32.21
Bill Nessen            20,520    2.7   Various(2)        30.50
Robert Allen           17,603    2.3   08/31/2006        33.33
E.G. Cody              16,151    2.1   02/28/2011        37.09
Sherrill Furniture     15,457    2.0   06/30/2005(3)     34.26
Design West            14,108    1.8   12/31/2009        31.16
                      -------   ----                    ------
TOTAL / WTD. AVG.     179,277   23.2%                   $28.55
                      =======   ====                    ======

(1)  Information obtained from the underwritten rent roll.

(2)  Bill Nessen leases 12,094 square feet of space that expires on September
     30, 2007 and 8,426 square feet of space that expires on October 31, 2009.

(3)  Sherrill Furniture is in-place, paying rent and in negotiations to extend its lease.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-32

     Lease Expiration. The following table shows the lease expiration schedule and recently signed leases for the Design Center of the Americas Property:

                          LEASE EXPIRATION SCHEDULE(1)

                                                                                      ANNUALIZED
                                             CUMULATIVE    ANNUALIZED    % OF BASE        U/W
                          EXPIRING    % OF      % OF          U/W       ACTUAL RENT    BASE RENT
YEAR ENDING DECEMBER 31     NRSF      NRSF    TOTAL SF     BASE RENT      ROLLING         PSF
-----------------------   --------   -----   ----------   -----------   -----------   ----------

2005                        66,055     8.5%      8.5%     $ 2,347,157       10.2%       $35.53
2006                        95,616    12.3      20.9        3,169,344       13.7         33.15
2007                        93,837    12.1      33.0        3,136,098       13.6         33.42
2008                        83,018    10.7      43.7        2,810,018       12.2         33.85
2009                        72,241     9.3      53.0        2,191,793        9.5         30.34
2010                        93,112    12.0      65.1        2,508,364       10.9         26.94
2011                        97,014    12.5      77.6        3,309,452       14.4         34.11
2012                         9,695     1.3      78.8          234,778        1.0         24.22
2013                        65,319     8.4      87.3        2,057,980        8.9         31.51
2014                            --     0.0      87.3               --        0.0          0.00
2015                        20,428     2.6      89.9          642,887        2.8         31.47
2016(2)                     28,775     3.7      93.6          656,674        2.9         22.82
Vacant                      49,463     6.4     100.0               --        0.0          0.00
                           -------   -----                -----------      -----        ------
TOTALS/WTD. AVG.           774,573   100.0%               $23,064,546      100.0%       $31.81
                           =======   =====                ===========      =====        ======

(1)  Information obtained from underwritten rent roll.

(2)  Includes the 5,064 square foot Resource Center which pays no rent; however income is derived from referral service designers and suppliers.

     Reserves. At origination, the borrower made an initial deposit into a reserve account for the payment of (i) insurance premiums in the amount of
$31,167, (ii) real estate taxes in the amount of $616,903 and (iii) immediate repairs in the amount of $31,167. The Design Center of the Americas Loan requires the borrower to make monthly deposits for the payment of capital expenditures into a replacements reserve in an amount equal to $21,946, for the payment of insurance in an amount equal to $31,167, and for the payment of real estate taxes in an amount equal to $154,226.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and so long as the Terrorism Risk Insurance Act of 2002
("TRIA") or a similar statute is in effect, the borrower is required to maintain insurance coverage for terrorism and acts of terrorism equal to not less than the lesser of the (1) then outstanding principal balance of the Design Center of the Americas Loan and (2) sum of full replacement cost of the Design Center of the Americas Property plus 18 months of business interruption coverage. If TRIA or a similar statute is not in effect, then the borrower is required to carry terrorism insurance throughout the term of the Design Center of the Americas
Loan; provided, however, if the cost of obtaining terrorism insurance exceeds
$150,000, the borrower is only required to purchase the greatest amount of terrorism coverage that can be obtained for $150,000.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the Design Center of the Americas Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for (i) taxes incurred in the ordinary course of business, (ii) trade and operational debt incurred in the ordinary course of business, provided that such debt may not exceed $5 million and (iii) capital expenditures having a cost not in excess of $6 million.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-33

                              BELLSOUTH TOWER LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-34

                              BELLSOUTH TOWER LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-35

                              BELLSOUTH TOWER LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                             ORIGINAL          CUT-OFF DATE
                           -----------         ------------
BALANCE:                   $76,000,000          $75,933,816
% OF POOL BY UPB:          4.42%
ORIGINATION DATE:          November 17, 2005
ORIGINATOR:                GMACCM
COUPON:                    5.81%
INTEREST ACCRUAL:          Actual/360
TERM:                      120 months
AMORTIZATION:              360 Months
OWNERSHIP INTEREST:        Fee Simple
PAYMENT DATE:              1st of the month
MATURITY DATE:             December 1, 2015
SPONSOR:                   The El-Ad Group, Ltd., a
                           Delaware corporation
BORROWER:                  El-Ad Florida LLC, a Florida limited liability
                           company
CALL PROTECTION/LOCKOUT:   Defeasance permitted after 2 years from the date of
                           securitization with U.S. government securities. The
                           loan is not prepayable until after 1 month prior to
                           maturity.
CUT-OFF DATE LOAN PSF:     $79
UP-FRONT RESERVES(1):      Insurance: $ 91,837
                           Taxes:     $130,409
ONGOING/SPRINGING
RESERVES:                  Taxes, insurance, TI/LC and replacements
CASH
MANAGEMENT:                Soft lockbox
ADDITIONAL SECURED/
MEZZANINE DEBT(2):         $6,500,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY LOCATION:         Jacksonville, Florida
OCCUPANCY:                 81.6%
OCCUPANCY AS OF DATE:      July 31, 2005
YEAR BUILT:                1983
YEAR RENOVATED:            NAP
COLLATERAL:                The collateral consists of a 2.26 acre parcel of land
                           improved with a 956,201 Square feet, 30-story office
                           building. The property also includes a .75 acre
                           parcel of land improved with a 7-story, 641 space
                           parking structure.
PROPERTY MANAGEMENT:       Continental Asset Management, Inc.
APPRAISED VALUE:           $98,500,000
APPRAISED VALUE DATE:      September 28, 2005
CUT-OFF DATE LTV:          77.09%
BALLOON LTV:               65.06%
U/W NOI:                   $7,372,722
U/W NCF:                   $6,488,605
ANNUAL DEBT SERVICE:       $5,356,997
U/W NOI DSCR:              1.38x
U/W NCF DSCR:              1.21x
--------------------------------------------------------------------------------

(1) See "Reserves" below.

(2) See "Mezzanine Loan" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-36

     The Loan. The fifth largest loan (the "BellSouth Tower Loan"), representing approximately 4.42% of the initial pool balance, with a cut-off date principal balance of $76,000,000, is a 120-month balloon loan that has a maturity date of
December 1, 2015 and provides for monthly payments of principal and interest based on a 30-year amortization schedule. The BellSouth Tower Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the BellSouth Tower Property (as defined herein).

     The Borrower. The borrower under the BellSouth Tower Loan is El-Ad Florida
LLC, a Florida limited liability company, that is a special-purpose entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by El-Ad Group, Ltd., a Delaware limited liability company.

     The Property. The property consists of a 30-story office building containing 956,201 NRSF on a 2.26 acre parcel of land (the "BellSouth Tower
Property"). Amenities at the BellSouth Tower Property include a 750-seat cafeteria and a 280-seat auditorium. The BellSouth Tower Property also includes a 0.75-acre parcel of land that contains a 7-story, 641 space parking structure located one block to the west of the main building. The improvements were constructed in 1983.

     The BellSouth Tower Property is located within the downtown submarket of
Jacksonville along the north bank of the St. John's River in the central business district. According to the appraisal performed by Cushman and
Wakefield, Inc., dated September 30, 2005*, the downtown office market, which is part of the Jacksonville MSA, contains over 7.6 million Square feet of existing inventory. The appraisal noted that the overall Jacksonville office market vacancy was 16.67%. The appraiser concluded that market rent is $18.00 PSF for space of 25,000 Square feet and greater and $18.50 PSF for space less than
25,000 Square feet. Average rent PSF at the BellSouth Tower Property was underwritten at $12.06 PSF and vacancy was underwritten at 19.67% based on the actual economic vacancy as of July 31, 2005.

     Major Tenant Summary. The following tables show certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the BellSouth Tower Property.

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                            % OF TOTAL   ANNUALIZED
                           CREDIT RATING(2)                    ANNUALIZED   ANNUALIZED    U/W BASE
                              (FITCH/S&P/      TENANT   % OF       U/W          U/W       RENT PER       LEASE
        TENANT NAME            MOODY'S)         NSRF    NRSF    BASE RENT    BASE RENT      NRSF      EXPIRATION
------------------------   ----------------   -------   ----   ----------   ----------   ----------   ----------

 1. BellSouth                   A/A/A2        411,272   43.0%  $4,874,953      58.5%       $11.85      4/20/2009(3)
 2. CSX                      BBB-/BBB/Baa2    279,341   29.2    2,642,566      31.7          9.46      4/30/2011(4)
 3. CSX RPI                  BBB-/BBB/Baa2     27,568    2.9      275,680       3.3         10.00      4/30/2011
 4. Keane, Inc.                NR/NR/NR        10,771    1.1      143,901       1.7         13.36      5/31/2006
 5. CitiStreet                 NR/NR/NR        11,054    1.2      136,296       1.6         12.33      8/31/2006
 6. LA Cafe                    NR/NR/NR        13,451    1.4       60,000       0.7          4.46      3/31/2012
 7. Florida Telco Credit       NR/NR/NR         3,559    0.4       30,358       0.4          8.53      6/30/2008
 8. Dr. Burnside               NR/NR/NR         1,290    0.1       26,948       0.3         20.89      4/30/2014
 9. Cyberexpress               NR/NR/NR         1,756    0.2       22,494       0.3         12.81      8/31/2006
10. For All Seasons            NR/NR/NR         1,752    0.2       19,272       0.2         11.00      10/31/2008
                                              -------   ----   ----------      ----        ------
    TOTAL/WTD. AVG.                           761,814   79.7%  $8,232,468      98.9%       $10.81
                                              =======   ====   ==========      ====        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Bell South has the right to surrender up to 4,678 Square feet of their leased space before the lease expiration.

(4)  CSX shall have the right beginning on May 1, 2007 and on each May 1st thereafter to surrender up to 69,835 Square feet of their leased space per year (for a total of 279,340 Square feet) before the lease expiration.

----------
(*)  None of the depositor, the underwriters, the mortgage loan sellers or any of their respective affiliates has independently verified any of the information in such appraisal and none of such persons makes any representation regarding the accuracy or completeness of such information.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-37

     Lease Expiration: The following table shows the lease expiration schedule for the BellSouth Tower Property:

                         LEASE EXPIRATION SCHEDULE(1)(*)

                                                                                   APPROXIMATE %   ANNUALIZED
YEAR ENDING                                        CUMULATIVE %   ANNUALIZED U/W    OF TOTAL U/W    U/W BASE
DECEMBER 31           EXPIRING NRSF   % OF NRSF   OF TOTAL NRSF      BASE RENT       BASE RENT      RENT PSF
-------------------   -------------   ---------   -------------   --------------   -------------   ----------

2005                        150          0.0%           0.0%        $    1,200          0.0%        $  8.00
2006                     23,781          2.5            2.5            317,891          3.8           13.37
2007                        402          0.0            2.6              7,457          0.1           18.55
2008                      7,485          0.8            3.4             95,392          1.1           12.74
2009(3)                 412,127         43.8           47.2          4,887,017         58.7           11.86
2010                          0          0.0           47.2             12,966          0.2            NAP
2011                    306,909         32.6           79.7          2,918,246         35.0            9.51
2012                     13,451          1.4           81.2             60,000          0.7            4.46
2013                          0          0.0           81.2                  0          0.0               0
2014 & Thereafter         1,290          0.1           81.3             26,948          0.3           20.89
Vacant                  175,935         18.7          100.0                 --           --              --
                        -------         ----                        ----------         ----         -------
   TOTAL/WTD. AVG.      941,530(2)       100%                       $8,327,117          100%        $ 10.88
                        =======         ====                        ==========         ====         =======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Does not include 14,671 SF of space at the property for which no rent was underwritten.

(3)  Includes space that is the subject of the master lease. See "Master Lease"
     below.

(*)  BellSouth and CSX have early termination options for a combined total of
     284,018 Square feet. The lease expiration schedule is based on the actual lease expirations per the leases, and not on any early termination rights.

     Reserves. At origination, the borrower made an initial deposit into certain reserve accounts for the payment of insurance premiums in the amount of $91,837 and for the payment of real estate taxes in the amount of $130,409. The mortgage loan requires the borrower to make monthly deposits into such reserve accounts in an amount equal to 1/12 of the estimated annual insurance premiums and real estate taxes.

     The mortgage loan requires the borrower to make monthly deposits for the payment of capital expenditures into a replacements reserve account in an amount equal to $11,976, and for the payment of tenant improvements and leasing commissions in the amount of $62,955.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism throughout the term of the loan.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the BellSouth Tower Loan. The borrower will cause all income, revenues and receipts from the BellSouth Tower Property to be deposited into the lockbox account. Control of the lockbox account will revert from the borrower to the lender upon the occurrence of an event of default under the BellSouth Tower Loan documents or a BellSouth Tower Sweep Event and funds in the lockbox will be applied to pay operating costs of the BellSouth Tower Property, any amounts due under the BellSouth Tower Loan and the related mezzanine loan, and to fund certain reserve accounts with respect to re-tenanting costs associated with the space leased at the BellSouth Tower Property. The borrower may cure a BellSouth
Sweep Event, and thereby regain control of the lockbox account, provided that, among other things, Bell South or CSX, as applicable, renews its respective lease, or space that is vacated by Bell South or CSX is leased to new tenants, in each case at then current market rates. A "BellSouth Sweep Event" means the earlier of (i) Bell South or CSX giving notice to the borrower of its intent to vacate more than 25% of the respective space leased by Bell South or CSX at the
BellSouth Tower Property, (ii) Bell South or CSX actually vacating more than 25%
of its respective lease space, or (iii) Bell South or CSX failing to give notice to the borrower exercising its lease extension option by the required date(s)
set forth in the respective lease.

     Additional Secured Debt/Mezzanine Loan. A floating interest rate mezzanine loan in the initial principal amount of $6,500,000 was made by GMACCM (the
"BellSouth Tower Mezzanine Lender") to El-Ad South LLC (the "BellSouth Tower

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-38

Mezzanine Borrower"). The mezzanine loan is secured by a pledge of the equity interests in the borrower under the BellSouth Tower Loan. The maturity date of the mezzanine loan is December 9, 2008, plus extensions. Commencing on January
9, 2006, and continuing each month through the month immediately prior to the maturity date, the BellSouth Tower Mezzanine Borrower is required to make monthly payments of principal based on a 15 year amortization schedule and interest, plus any other amounts due under the mezzanine loan agreement. The
BellSouth Tower Mezzanine Lender has entered into an intercreditor agreement with the lender under the BellSouth Tower Loan that subordinates the mezzanine loan to the BellSouth Tower Loan.

     No other debt is permitted, including mezzanine debt, other than trade payables and debt incurred in the ordinary course of borrower's ownership and operation of the property, to the extent such debt does not exceed 2% of the loan amount and is paid within 60 days of the date incurred.

     Master Lease. The borrower has entered into a master lease with El Ad
Group, Ltd., the sole member of the borrower, the term of which will commence only if, among other things, Bell South, the largest tenant at the BellSouth
Tower Property, (i) stops making payments pursuant to its lease (the "BellSouth
Lease") or makes payments that are less than required pursuant to the BellSouth
Lease, (ii) abandons or vacates the BellSouth Tower Property or (iii) exercises its extension option on terms less favorable than those set forth in the
BellSouth Lease. The master lease provides that El Ad Group, Ltd. will, upon the commencement of the term of the master lease, make all payments due to the borrower by Bell South under the BellSouth Lease as if the lease had been extended. El Ad Group, Ltd.'s obligations to make payments pursuant to the master lease are guaranteed by Itshak Sharon Tshuva pursuant to a guarantee between Mr. Tshuva and the borrower. The term of the master lease is 12 years from the date of its commencement.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-39

                        BEYMAN MULTIFAMILY PORTFOLIO LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-40

                        BEYMAN MULTIFAMILY PORTFOLIO LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-41

                        BEYMAN MULTIFAMILY PORTFOLIO LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                    ORIGINAL           CUT-OFF DATE
                                  -----------          ------------
BALANCE:                          $67,625,000           $67,625,000
% OF POOL BY UPB:                 3.93%
ORIGINATION DATE:                 November 30, 2005
ORIGINATOR:                       GACC
COUPON:                           5.7680%
INTEREST ACCRUAL:                 Actual/360
TERM:                             120 months
AMORTIZATION:                     Interest only through and including the
                                  payment date occurring in December
                                  2010; thereafter, amortizes on a 30-year
                                  schedule.
OWNERSHIP INTEREST:               Fee simple
PAYMENT DATE:                     1st of the month
MATURITY DATE:                    December 1, 2015
SPONSORS:                         Ezra Beyman and Samuel Weiss
BORROWERS:                        Empirian on Central, LLC, Bush Realty
                                  on Central, LLC, Empirian Southwind,
                                  LLC and Bush Realty Southwind, LLC
CALL PROTECTION/LOCKOUT(1):       Defeasance is permitted two years from
                                  the date of securitization. The loan is
                                  prepayable on and after September 1,
                                  2015 without penalty.
CUT-OFF DATE LOAN PER UNIT        $93,924
UP-FRONT RESERVES:                Deferred Maintenance: $     6,250
                                  Taxes:                $   487,404
                                  Insurance:            $    71,215
ONGOING/SPRINGING RESERVES:       Taxes, insurance and replacements.
CASH MANAGEMENT:                  Soft lockbox
ADDITIONAL SECURED/MEZZANINE
DEBT:                             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio
PROPERTY TYPE:                    Multifamily

PROPERTY LOCATION:                Phoenix, Arizona and Memphis,
                                  Tennessee
PORTFOLIO OCCUPANCY:              97.0%
PORTFOLIO OCCUPANCY AS OF DATE:   October 27, 2005
YEAR BUILT:                       2000-2001
YEAR RENOVATED:                   NAP
COLLATERAL:                       Two cross-collateralized and cross
                                  defaulted loans secured by the borrowers'
                                  fee simple interest in 720 residential units
                                  in 32 three-story buildings.
PROPERTY MANAGEMENT:              Empirian Property Management, Inc. (a
                                  borrower affiliate).
APPRAISED VALUE:                  $87,000,000
APPRAISED VALUE DATE (EMPIRIAN
ON CENTRAL / SOUTHWIND):          September 28, 2005

                                  September 21, 2005

CUT-OFF DATE LTV:                 77.73%
BALLOON LTV:                      72.48%
PORTFOLIO U/W NOI:                $5,229,295
PORTFOLIO U/W NCF:                $5,085,295
ANNUAL DEBT SERVICE(2):           $4,744,977
U/W NOI DSCR(3):                  1.29x
U/W NCF DSC(3):                   1.25x
--------------------------------------------------------------------------------

(1)  See "Property Release" below.

(2)  Annual Debt Service based on 30-year amortization. Annual Debt Service averages $3,956,952 per annum during the initial 60-month interest-only period.

(3)  The sponsors, Ezra Beyman and Samuel Weiss, provided a guarantee for
     $8,625,000. The guaranty terminates after both properties individually attain (i) a debt service coverage ratio of at least 1.25x (based on an amortizing constant) and (ii) occupancy of at least 90%. The U/W NCF DSCR shown herein is 1.25x. The current U/W NCF DSCR during the initial 60-month interest only period is 1.28x and during the amortizing period is 1.07x.
     See "Additional Collateral" herein for further detail.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-42

     The Loan. The sixth largest loan (the "Beyman Multifamily Portfolio Loan")
represents approximately 3.93% of the initial pool balance with a cumulative cut-off date principal balance of $67,625,000 and maturity dates of December 1,
2015. The Beyman Multifamily Portfolio Loan consists of a multifamily complex in
Phoenix, Arizona (the "Empirian on Central Loan") and a multifamily complex in
Memphis, Tennessee (the "Southwind Loan"). The Empirian on Central Loan and
Southwind Loan are cross-collateralized and cross defaulted and provide for an initial five-year interest-only period followed by monthly payments of principal and interest on a 30-year schedule. The Beyman Multifamily Portfolio Loans are secured by, among other things, deeds of trust and security agreements, assignments of leases and rents that encumber the borrowers' fee ownership interest in the Beyman Multifamily Properties (as defined herein).

     The Borrower. The borrowers are structured as tenants-in-common with
Empirian on Central, LLC having a 75% ownership interest and Bush Realty on
Central, LLC having a 25% ownership interest in the Empirian on Central Loan.
The borrowers under the Southwind Loan are also structured as tenants-in-common with Empirian Southwind, LLC owning 75% and Bush Realty Southwind, LLC owning
25% of the Southwind Loan. The borrowers are special-purpose, bankruptcy-remote entities for which a non-consolidation opinion was obtained at closing. The
Beyman Multifamily Portfolio Loan is sponsored by Ezra Beyman and Samuel Weiss.
Ezra Beyman and Samuel Weiss are repeat sponsors of Deutsche Bank borrowers.

     The Property. The property securing the Empirian on Central Loan (the
"Empirian on Central Property") consists of 16 three-story apartment buildings totaling 414 units located in Phoenix, Arizona, approximately four miles north of downtown Phoenix. The amenities at the Empirian on Central Property include two swimming pools, a clubhouse, private access gate, a fitness center and a business center. The property securing the Southwind Loan (the "Southwind
Property"; the Empirian on Central Property and the Southwind Property;
collectively, the "Beyman Multifamily Properties" ) consists of a 306-unit, garden style apartment complex located in Memphis, Tennessee, approximately 22 miles southeast of Memphis's central business district. The Southwind Property offers a swimming pool with a hot tub, business center, game room, fitness center and has a gated access. The Beyman Multifamily Properties, totaling 720 units, were built within the past five years and are considered Class "A"
multifamily developments.

                       EMPIRIAN CENTRAL ASSET DESCRIPTION

UNIT TYPE                         UNITS   AVG. SQ.FT.   MONTHLY RENT PER UNIT   MONTHLY RENT PSF
-------------------------------   -----   -----------   ---------------------   ----------------

One Bedroom, One Bath .........    282         765              $  787                $1.03
Two Bedroom, Two Bath .........    120       1,122               1,155                 1.03
Three Bedroom, Two Bath .......     12       1,422               1,550                 1.09
                                   ---       -----              ------                -----
TOTAL .........................    414         887              $  915                $1.03

                      SOUTHWIND PROPERTY ASSET DESCRIPTION

UNIT TYPE                         UNITS   AVG. SQ.FT.   MONTHLY RENT PER UNIT   MONTHLY RENT PSF
-------------------------------   -----   -----------   ---------------------   ---------------

One Bedroom, One Bath .........    186         786              $  757                $0.96
Two Bedroom, Two Bath .........     80       1,170               1,041                 0.89
Three Bedroom, Three Bath .....     40       1,382               1,440                 1.04
                                   ---       -----              ------                -----
TOTAL/WTD. AVG. ...............    306         964              $  920                $0.95

     Reserves. In addition to ongoing tax and insurance reserves, for the first three years of the Beyman Multifamily Portfolio Loan the borrowers are required to deposit $200 per unit per year for replacements (the "Replacement Reserve").
Begining on the fourth anniversary through the maturity of the Beyman
Multifamily Portfolio Loan, the amount to be deposited in the Replacement
Reserve increases to $250 per unit per year. Additionally, $6,250 was deposited at closing for deferred maintenance associated with the Empirian on Central
Property.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-43

     Insurance Requirements. The borrowers' are required to maintain comprehensive all-risk insurance including insurance coverage against loss or damage to persons and property by reason of any act of terrorism, to the extent such coverage is commercially available and is then being required by lenders for similarly situated multifamily properties in the same or similar locales.

     Lockbox; Sweep of Excess Cash Flow. A soft lockbox is in place with respect to the Beyman Multifamily Portfolio Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for with respect to the (i)
Empirian on Central Loan, trade payables incurred in the ordinary course of business that do not exceed $395,000 and (ii) Southwind Loan, trade payables incurred in the ordinary course of business that do not exceed $281,250.

     Additional Collateral. As additional credit support, the Beyman Multifamily
Portfolio Loan is structured with partial recourse in the form of sponsor guarantees in the aggregate amount of $8,625,000 (the "Sponsor Guarantees") from the loan sponsors; $4,125,000 for the Empirian on Central Loan and $4,500,000
for the Southwind Loan. The Sponsor Guarantees are required to be released subject to the Beyman Multifamily Properties individually maintaining a minimum
(i) occupancy rate of 90% and (ii) debt service coverage ratio of 1.25x on an amortizing basis (based on the applicable gross loan amount and trailing
12-month income less the greater of underwritten or trailing 12-month expenses).

     Property Release. At any time after the expiration of the Beyman
Multifamily Portfolio Loan's lockout period, either of the Beyman Multifamily
Portfolio Loans may be uncrossed upon defeasance of the applicable Beyman
Multifamily Portfolio Loan, subject to the satisfaction of certain conditions including, but not limited to (i) the delivery of defeasance collateral sufficient to defease 110% (with the extra 10% deposited into a reserve account as additional collateral for the other Beyman Multifamily Portfolio Loan) of the outstanding principal balance of the applicable Beyman Multifamily Portfolio
Loan and (ii) the remaining Beyman Multifamily Portfolio Loan maintains a loan-to-value ratio no greater than 80% and a minimum debt service coverage ratio of 1.20x. The Beyman Multifamily Portfolio Loan documents further provide for the release of either Beyman Multifamily Portfolio Loan from the crossed structure in connection with a sale and assumption of either of the Beyman
Multifamily Portfolio Loan, subject to the satisfaction of certain conditions including, but not limited to (i) both properties each maintaining a loan-to-value ratio no greater than 80% and a minimum debt service coverage ratio of 1.05x and (ii) if the Sponsor Guarantee and recourse provisions are in effect at the time of transfer, the remaining borrower must deposit cash in an amount equal to the applicable recourse amount to be held as additional collateral until the applicable Beyman Multifamily Portfolio Properties maintains a minimum (a) occupancy rate of 90% and (b) debt service coverage ratio of 1.25x.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-44

                         FIRST NATIONAL BANK CENTER LOAN

                                   [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-45

                         FIRST NATIONAL BANK CENTER LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-46

                         FIRST NATIONAL BANK CENTER LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                   ORIGINAL             CUT-OFF DATE
                                 -----------            ------------
BALANCE(1):                      $65,000,000             $65,000,000
SHADOW RATING:                   BBB-/BBB- (S&P/Fitch)
% OF POOL BY UPB:                3.78%
ORIGINATION DATE:                September 7, 2005
ORIGINATOR:                      GACC
COUPON:                          5.2805%
INTEREST ACCRUAL:                Actual/360
TERM:                            120 months
AMORTIZATION:                    Interest only
OWNERSHIP INTEREST:              Fee simple
PAYMENT DATE:                    1st of the month
MATURITY DATE:                   October 1, 2015
SPONSOR:                         Paramount Group, Inc.
BORROWER:                        PGREF II FNBC, L.P.
CALL PROTECTION/LOCKOUT:         Defeasance is permitted two years from the date
                                 of securitization. The loan is not prepayable
                                 until six months prior to maturity.
CUT-OFF DATE LOAN PSF(1):        $119
UP-FRONT RESERVES(2):            Capital One Reserve:    $ 1,800,000
                                 Unfunded Tenant
                                 Allowance:              $   389,413
ONGOING/SPRINGING RESERVES(2):   Taxes, insurance, replacement and tenant
                                 improvement and leasing commissions.
CASH MANAGEMENT(3):              Hard lockbox
NON-POOLED BALANCE(1):           $33,000,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY LOCATION:               San Diego, California
OCCUPANCY:                       85.8%
OCCUPANCY AS OF DATE:            August 31, 2005
YEAR BUILT:                      1983
YEAR RENOVATED:                  1993
COLLATERAL:                      The collateral consists of a first mortgage
                                 on the borrower's fee simple interest in a
                                 modern 27-story 547,785 square foot Class
                                 "A" office building.
PROPERTY MANAGEMENT:             Paramount Group, Inc. (a borrower
                                 affiliate).
APPRAISED VALUE:                 $177,500,000
APPRAISED VALUE DATE:            August 19, 2005
CUT-OFF DATE LTV(1):             36.62%
BALLOON LTV(1):                  36.62%
U/W NOI:                         $9,429,940
U/W NCF:                         $8,775,843
ANNUAL DEBT SERVICE(1):          $3,479,996
U/W NOI DSCR(1):                 2.71x
U/W NCF DSCR(1):                 2.52x
--------------------------------------------------------------------------------

(1)  The total financing amount of the First National Bank Center whole loan is
     $98,000,000 (the "First National Bank Center Whole Loan"). The First
     National Bank Center Whole Loan consists of a $65,000,000 pooled portion
     (the "First National Bank Center Senior Portion") and a $33,000,000
     non-pooled portion (the "First National Bank Center Junior Portion"). The
     First National Bank Center Whole Loan will be included in the trust with the First National Bank Center Junior Portion backing only the Class FNB
     Certificates (as such term is defined herein). Cut-Off Date LTV, Balloon
     LTV, Annual Debt Service, U/W NOI DSCR, U/W NCF DSCR are calculated using the First National Bank Senior Portion. Using the First National Bank
     Center Whole Loan, Cut-Off Date LTV: 55.21%, Balloon LTV: 55.21%, Annual
     Debt Service: $5,246,763, U/W NOI DSCR: 1.80x and U/W NCF DSCR: 1.67x.

(2)  See "Reserves" below.

(3)  See "Lockbox; Sweep of Excess Cash Flow" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-47

     The Loan. The seventh largest loan (the "First National Bank Center Senior
Portion") represents approximately 3.78% of the initial pool balance, with a cut-off date principal balance of $65,000,000. The First National Bank Center
Senior Portion is a 10-year interest-only loan with a maturity date of October
1, 2015. The First National Bank Center Senior Portion is secured by, among other things a Deed of Trust and Security Agreement and an Assignment of Leases
and Rents that encumbers the borrower's fee interest in the First National Bank
Center Property (as defined below). The First National Bank Center Whole Loan is comprised of the First National Bank Center Senior Portion and the First
National Bank Center Junior Portion.

     The Borrower. The borrower under the First National Bank Center Whole Loan,
PGREF II FNBC, L.P., a Delaware limited partnership, is a special-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Paramount Group, Inc. ("Paramount").
Paramount owns and operates more than 9.1 million square feet of Class "A"
space, valued in excess of $3.9 billion, including some of the most renowned properties in New York City. Since 1995, Paramount has completed more than $3 billion in real estate transactions in New York and since 1998, its buildings have achieved an average occupancy of over 98% - 5% above the market average.
Paramount is part of a multi-billion dollar international group of companies --
founded by Werner Otto - that encompasses real estate, mail order, and retail marketing, including such names as: Otto Versand, Spiegel, Eddie Bauer, ECE
Projektmanagement, and Park Property Management. In 2005, Michael Otto, son of
Werner Otto, and his family were ranked as the 45th most wealthy persons in the world according to Forbes magazine.

     The Property. The property consists of a 27 story Class "A" office building that has approximately 547,785 of net rentable area located in San Diego's cental business district (the "First National Bank Center Property"). The First
National Bank Center Property is bounded by West A Street to the North, West B
Street to the south, State Street to the east, and Columbia Street to the west.
The First National Bank Center Property was constructed in 1983 and most recently renovated in 1993.

     Major Tenant Summary. The following tables shows certain information regarding the three largest office tenants based on square feet of the First
National Bank Center Property.

                              MAJOR OFFICE TENANTS

                                                         WEIGHTED AVG      LEASE
TENANT                                  NRSF    % NRSF     RENT PSF     EXPIRATION   RATINGS (S/F/M)(1)
-----------------------------------   -------   ------   ------------   ----------   ------------------

Capital One Auto Finance ..........    81,814    14.9%      $26.83       4/30/2006      BBB-/BBB/Baa1
Higgs, Fletcher, & Mack LLP(2) ....    44,491     8.1        27.10       1/31/2009      NR / NR / NR
First National Bank Corporation ...    30,977     5.7        29.64      12/31/2018      NR / NR / NR
                                      -------    ----       ------
   TOTAL/WTD AVG.: ................   157,282    28.7%      $27.46
                                      =======    ====       ======

(1)  Credit ratings are of the parent company whether or not the parent company guarantees the lease.

(2)  These figures include 1,063 square feet ($18.00/square foot) of month-to-month space.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-48

     Lease Expiration. The following table shows the lease expiration schedule and recently signed leases for the First National Bank Center Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                   APPROXIMATE
                                                                                   % OF TOTAL    ANNUALIZED
YEAR ENDING                                         CUMULATIVE%   ANNUALIZED UW   UNDERWRITTEN     UW BASE
DECEMBER 31              EXPIRING NSF   % OF NRSF     OF NRSF       BASE RENT       BASE RENT     RENT PSF
----------------------   ------------   ---------   -----------   -------------   ------------   ----------

2005 .................            0         0.0%         0.0%      $      0.00         0.0%        $ 0.00
2006 .................      123,775        22.6         22.6         3,330,357        25.1          26.91
2007 .................       47,962         8.8         31.9         1,290,699         9.7          26.91
2008 .................       31,341         5.7         37.1           903,208         6.8          28.82
2009 .................       93,368        17.0         54.1         2,492,223        18.7          26.69
2010 .................       23,914         4.4         58.5           697,356         5.2          29.16
2011 .................       93,663        17.1         75.6         2,733,870        20.6          29.19
2012 .................        2,889         0.5         76.1            69,336         0.5          24.00
2013 .................            0         0.0         76.1                 0         0.0           0.00
2014 .................       16,337         3.0         79.1           821,588         6.2          50.29
2015 .................            0         0.0         79.1                 0         0.0           0.00
Thereafter ...........       30,977         5.7         84.8           918,158         6.9          29.64
MTM ..................        6,008         1.1         85.8            37,266         0.3           6.20
Vacant ...............       77,551        14.2        100.0                 0           0              0
                            -------       -----                    -----------       -----         ------
   TOTAL/WTD. AVG. ...      547,785       100.0%                   $13,294,060       100.0%        $28.27
                            =======       =====                    ===========       =====         ======

     Reserves. At origination, the borrower posted a letter of credit in the amount of $1,800,000 for the payment of tenant improvements and leasing commissions related to the space presently occupied by Capital One Auto Finance
(the "Capital One Rollover Reserve"). Capital One Auto Finance's lease expires on April 30, 2006, and Capital One Auto Finance has informed the borrower that they are not renewing their lease. The Capital One Rollover Reserve represents approximately $22.00 per square foot. The Capital One Rollover Reserve is required to be released to the borrower provided the following conditions are met: (i) no event of default (as such term is defined in the First National Bank
Center Loan documents) exists, (ii) 90% of the space occupied by Capital One
Auto Finance has been re-let and (iii) the overall occupancy level at the First
National Bank Center Property is at least 86%. Provided no event of default exists, the borrower has the right to decrease the amount of the Capital One
Rollover Reserve by an amount that is equal to the difference between (i) the then existing balance of the Capital One Rollover Reserve and (ii) the product of (x) $20.00 times (y) the remaining square feet of the space previously occupied by Capital One Auto Finance.

     In addition, the borrower posted a letter of credit in the amount of
$389,413 for the payment of unfunded tenant allowances related to the space presently occupied by Mulvaney, Kahan, & Barry ($290,520) and San Diego County
Employees Retirement Association ($98,893) (the "Initial Unfunded Tenant
Allowance Reserve"). Provided no event of default exists, sums are required to be released from the Initial Unfunded Tenant Allowance Reserve to the borrower upon the earlier to occur of (a) (i) the receipt of an invoice for the leasing commissions and (ii) an officers certificate from the sponsor that such amount is due and payable or (b) (x) for Mulvaney, Kahan, & Barry, January 31, 2009 and
(y) San Diego County Employees Retirement Association ("SDCERA"), December 31,
2009. On or prior to December 31, 2008, the borrower is required to deliver to the lender the sum of $309,770 to pay the amount of unfunded tenant allowances required to be paid by the borrower specifically in connection with the First
National Bank space.

     Upon the occurrence of (i) an event of default or (ii) the DSCR being less than 1.20x for the trailing-12 months, the borrower is required to begin reserving sums for (a) taxes and insurance in amounts equal to 1/12th of the amount the lender reasonably

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-49

estimates, (b) capital expenditures in the amount of $9,130 per month up to a cap of $110,000 and (c) tenant improvements and leasing conditions in the amount of $38,831 per month up to a cap of $600,000.

     Terrorism Insurance Requirements. If the Terrorism Risk Insurance Act of
2002 ("TRIA") or a similar statute is in effect, the borrower is required to have insurance against acts of terrorism or comprehensive all risk insurance on business income policies, in an amount equal to the lesser of (i) $98,000,000 or
(ii) the full replacement cost of the First National Bank Center Property plus
18 months of business interruption insurance (the "Terrorism Coverage Amount").
If TRIA is not in effect, the borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism, to the extent such terrorism insurance is commercially available, in an amount equal to the Terrorism Coverage Amount. Notwithstanding anything above to the contrary, in no event shall the borrower be required to spend more than 200% of the cost of the comprehensive all-risk insurance and business income policies in effect at the time of the closing of the First National Bank Center Whole Loan.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the First National Bank Center Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for (i) trade payables, (ii) debt incurred (a) in the financing of equipment or (b) other costs and activities for the benefit of the First National Bank Center Property, provided, however, in no event may the amounts set forth in (i) and (ii), in the aggregate, exceed
$4,700,000 and (iii) an unsecured loan in an amount that shall not exceed
$15,000,000 (the "Unsecured Loan"). The lender under the Unsecured Loan (the
"Unsecured Lender") must be an affiliate of the borrower under the First
National Bank Center Whole Loan and the Unsecured Loan may not be secured by the
First National Bank Center Property or a pledge of direct or indirect interests in the borrower. In addition, the Unsecured Lender may not transfer its interest in the Unsecured Loan and the Unsecured Loan will be subject to an intercreditor agreement, that provides, among other things, that the Unsecured Lender may not exercise any enforcement rights while any amounts are due and payable under the
First National Bank Center Whole Loan and any payments on the Unsecured Loan will only be made after all amounts dues and payable under the First National
Bank Center Whole Loan have been tendered. The terms of any Unsecured Loan are required to be on terms that are no more favorable to the Unsecured Lender than those that would be negotiated on an arm's length basis with a lender that is not an affiliate of the borrower.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-50

                           GATEWAY BUSINESS PARK LOAN

                                   [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-51

                           GATEWAY BUSINESS PARK LOAN

                                      [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-52

                           GATEWAY BUSINESS PARK LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                             ORIGINAL           CUT-OFF DATE
                           -----------          ------------
BALANCE                    $52,150,000           $52,150,000
% OF POOL BY UPB:          3.03%
ORIGINATION DATE:          October 14, 2005
ORIGINATOR:                GMACCM
COUPON:                    5.76%
INTEREST ACCRUAL:          Actual/360
TERM:                      120 months
AMORTIZATION:              Interest only through and including the payment date
                           occurring in November 1, 2008; thereafter, monthly
                           payments of principal and interest until the maturity
                           date, with a balloon payment due on the maturity
                           date.
OWNERSHIP INTEREST:        Fee Simple
PAYMENT DATE:              1st of the month
MATURITY DATE:             November 1, 2015
SPONSOR:                   Pinchos D. Shemano
BORROWER:                  Gateway Park, LLC
CALL PROTECTION/LOCKOUT:   Defeasance permitted after 2 years from the date of
                           securitization with U.S. government securities. The
                           loan is not prepayable until 3 months prior to
                           maturity.
CUT-OFF DATE LOAN PSF:     $101
UP-FRONT RESERVES(1):      Insurance:            $    86,392
                           Taxes:                $    72,679
                           Occupancy Deposit:    $   192,053
                           TI/LC:                $ 3,157,808
ONGOING/SPRINGING
RESERVES(1):               Taxes, insurance; replacements and TI/LC
CASH MANAGEMENT:           Soft, Springing hard lockbox
ADDITIONAL SECURED/
MEZZANINE DEBT(2):         $3,350,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:    Single Asset
PROPERTY TYPE:             Office
PROPERTY LOCATION:         Mount Laurel, New Jersey
OCCUPANCY:                 86.4%
OCCUPANCY AS OF DATE:      September 1, 2005
YEAR BUILT:                1983-1987
YEAR RENOVATED:            NAP
COLLATERAL:                The collateral consists of 8 single-story office
                           buildings totaling 514,626 NRSF.
PROPERTY MANAGEMENT:       Gateway Management, LLC
APPRAISED VALUE:           $66,000,000
APPRAISED VALUE DATE:      August 26, 2005
CUT-OFF DATE LTV:          79.02%
BALLOON LTV:               71.05%
U/W NOI:                   $4,931,174
U/W NCF:                   $4,378,384
ANNUAL DEBT SERVICE:       $3,655,975
U/W NOI DSCR:              1.35x
U/W NCF DSCR:              1.20x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Additional Secured Debt/Mezzanine Loan" below.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-53

     The Loan. The eighth largest loan (the "Gateway Business Park Loan"), representing approximately 3.03% of the initial pool balance, with a cut-off date principal balance of $52,150,000, is a 120-month balloon loan which has a maturity date of November 1, 2015 and provides for monthly payments of interest only through November 1, 2008 and monthly payments of principal and interest based on a 30-year amortization schedule thereafter. The Gateway Business Park
Loan is secured by, among other things, a mortgage, assignment of rents and leases, security agreement and fixture filing encumbering the borrower's fee ownership interest in the Gateway Business Park Property (as defined herein).

     The Borrower. The borrower under the Gateway Business Park Loan is Gateway
Park, LLC, a New Jersey limited liability company (the "Gateway Business Park
Borrower"), that is a special-purpose entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Pinchos D.
Shemano.

     The Property. The property consists of 8 single-story office buildings totaling 514,626 NRSF on a 50.675 acre parcel of land (the "Gateway Business
Park Property"). The improvements were constructed between 1983 and 1987. The property's tenants include among others: Corporate Synergies Group, Canon
Financial, Virtua-West Jersey Health, Jacobs Engineering Group, American
Mortgage Express, and Taylor Wiseman & Taylor. On-site parking for 2,223 vehicles is provided.

     The Gateway Business Park Property is located in Mount Laurel Township,
Burlington County, New Jersey and, according to the appraisal performed by
Metropolitan Valuation Services dated August 26, 2005(*), is in the North
Burlington sub-market of the greater Philadelphia office market. The Gateway
Business Park Property is divided into 2 office complexes located along separate sides of Fellowship Road. According to the appraisal, the property is part of a larger corporate park consisting of numerous single-story office and flex buildings none of which are collateral for the Gateway Business Park Loan. The appraiser concluded a market rent of $12.00 PSF. Average rent PSF at the property was underwritten at $11.73 PSF based on the September 1, 2005 rent roll.

     Major Tenant Summary. The following tables show certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the Gateway Business Park Property.

----------
(*)  None of the depositor, the underwriters, the mortgage loan sellers or any of their respective affiliates has independently verified any of the information in such appraisal and none of such persons makes any representation regarding the accuracy or completeness of such information.

     TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                    % OF TOTAL   ANNUALIZED
                                   CREDIT RATING(2)                    ANNUALIZED   ANNUALIZED    U/W BASE
                                      (FITCH/S&P/      TENANT   % OF       U/W          U/W         RENT         LEASE
TENANT NAME                             MOODYS)         NSRF    NRSF    BASERENT     BASE RENT    PER NRSF    EXPIRATION
--------------------------------   ----------------   -------   ----   ----------   ----------   ----------   ----------

1. Corporate Synergies Group ...       NR/NR/NR        38,880    7.6%  $  505,440       9.7%        13.00      6/30/2012(3)
2. Canon Financial .............       AA/AA/Aa2       40,868    7.9      494,568       9.5         12.10      7/31/2011
3. Jacobs Engineering Group ....       NR/NR/NR        36,000    7.0      441,000       8.5         12.25     10/31/2010
4. American Mortgage Express ...       NR/NR/NR        35,987    7.0      404,854       7.8         11.25      4/30/2009(3)
5. Virtua-West Jersey Health ...       NR/NR/NR        25,202    4.9      308,725       5.9         12.25      3/31/2009
6. BAE Systems .................       NR/NR/NR        18,437    3.6      225,853       4.4         12.25     11/30/2010
7. Taylor Wiseman & Taylor .....       NR/NR/NR        25,545    5.0      217,133       4.2          8.50      2/28/2018
8. S.J. Surgical Center ........       NR/NR/NR        17,000    3.3      214,370       4.1         12.61      7/31/2010
9. Interline Brands ............       NR/NR/NR        17,253    3.4      194,096       3.7         11.25      5/31/2012
10. Our Lady of Lourdes ........       NR/NR/NR        14,265    2.8      178,313       3.4         12.50      11/1/2010
                                                      -------   ----   ----------      ----        ------
   TOTAL/WTD. AVG. .............                      269,437   52.4%  $3,184,352      61.3%       $11.82
                                                      =======   ====   ==========      ====        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  Represents actual lease expiration and not an early termination option.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-54

     Lease Expiration: The following table shows the lease expiration schedule for the Gateway Business Park Property:

                          LEASE EXPIRATION SCHEDULE(*)

                                                                            APPROXIMATE   ANNUALIZED
                                                               ANNUALIZED    %OF TOTAL        U/W
YEAR ENDING                           % OF   CUMULATIVE % OF       U/W          U/W       BASE RENT
DECEMBER 31          EXPIRING NRSF    NRSF      TOTAL SRSF      BASE RENT    BASE RENT        PSF
------------------   -------------   -----   ---------------   ----------   -----------   ----------

2005                          0        0.0%         0.0%       $        0        0.0%       $ 0.00
2006                     34,461        6.7          6.7           432,810        8.3         12.56
2007                     26,203        5.1         11.8           289,898        5.6         11.06
2008                     24,417        4.7         16.5           293,658        5.7         12.03
2009                     73,056       14.2         30.7           850,049       16.4         11.64
2010                    107,910       21.0         51.7         1,303,182       25.1         12.08
2011                     46,404        9.0         60.7           546,290       10.5         11.77
2012                     65,706       12.8         73.5           799,723       15.4         12.17
2013                     10,989        2.1         75.6           115,385        2.2         10.50
2014                     12,806        2.5         78.1           149,736        2.9         11.69
2015                      5,884        1.1         79.2            68,549        1.3         11.65
2016                     11,164        2.2         81.4           125,595        2.4         11.25
2017 & Thereafter        25,545        5.0         86.4           271,133        4.2          8.50
Vacant                   70,081       13.6        100.0                --         --            --
                        -------      -----                                                  ------
   TOTAL/WTD. AVG.      514,626      100.0%                    $5,192,006      100.0%       $11.68
                        =======      =====                     ==========      =====        ======

(*)  Seven tenants representing approximately 22.2% of the NRSF have early termination options. The lease expiration schedule is based on the actual lease expirations per the leases, and not early termination.

     Reserves. At origination, the borrower made initial deposits into reserve accounts for the payment of insurance premiums in the amount of $86,392 and for the payment of real estate taxes in the amount of $72,679. The mortgage loan requires the borrower to make monthly deposits into such reserve accounts in an amount equal to 1/12 of the estimated annual insurance premiums and real estate taxes. In addition, the borrower made an initial deposit into a reserve account in an amount of $192,053, which amount is required to be released upon certain tenants taking occupancy, being open for business and paying unabated rent. The borrower also made an initial deposit into a reserve account in an amount of
$3,157,808 for capital expenditures and tenant improvements and leasing commissions that have already been incurred but not paid.

     The Gateway Business Park Loan requires the borrower to make monthly deposits for the payment of capital expenditures into a replacements reserve account in an amount equal to $6,427. The borrower is also required to make monthly deposits to the tenant improvements and leasing commissions reserve account in the amount of $39,639.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism throughout the term of the Gateway Business Park Loan.

     Additional Secured Debt/Mezzanine Loan. A fixed interest rate mezzanine loan in the initial principal amount of $3,350,000 was made by GMACCM (the
"Gateway Business Park Mezzanine Lender") to Gateway Mt. Laurel Associates, LLC
and Gateway Realty 2005, Inc. (collectively, the "Gateway Business Park
Mezzanine Borrowers"). The mezzanine loan is secured by a pledge of the equity interests in the borrower under the Gateway Business Park Loan. The maturity date of the mezzanine loan is November 1, 2015. Commencing on December 1, 2005, and continuing each month through the month immediately prior to the maturity date, the Gateway Business Park Mezzanine Borrowers are required to make monthly payments of principal based on a 30-year amortization schedule and interest, plus any other amounts due under the mezzanine loan agreement. The Gateway
Business Park Mezzanine Lender has entered into an intercreditor agreement with the lender under the Gateway Business Park Loan that subordinates the mezzanine loan to the Gateway Business Park Loan.

     No other debt is permitted, including mezzanine debt, other than trade payables and debt incurred in the ordinary course of borrower's ownership and operation of the property, to the extent such debt does not exceed 2% of the loan amount and is paid within 60 days of the date incurred.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-55

                         EXECUTIVE CENTRE PORTFOLIO LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-56

                         EXECUTIVE CENTRE PORTFOLIO LOAN

                                    [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-57

                         EXECUTIVE CENTRE PORTFOLIO LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                    ORIGINAL           CUT-OFF DATE
                                  -----------          ------------
BALANCE:                          $51,479,500           $51,479,500
% OF POOL BY UPB:                 3.00%
ORIGINATION DATE:                 December 9, 2005
ORIGINATOR:                       GACC
COUPON:                           5.8510%
INTEREST ACCRUAL:                 Actual/360
TERM:                             120 months
AMORTIZATION:                     Interest only for the first five years;
                                  thereafter amortizes based upon a 30-year
                                  schedule.
OWNERSHIP INTEREST:               Fee simple
PAYMENT DATE:                     1st of the month
MATURITY DATE:                    January 1, 2016
SPONSOR:                          NorthStar Realty Finance Corp.
BORROWER:                         NRFC CINN Investors, LLC
CALL PROTECTION/LOCKOUT:          Defeasance is permitted two years from the
                                  date of securitization. The loan is not
                                  prepayable until on or after September 1,
                                  2015.
CUT-OFF DATE LOAN PSF:            $105.72
UP-FRONT RESERVES:                Taxes:                $   302,474
                                  Insurance:            $    28,999
ONGOING/SPRINGING
RESERVES(1):                      Taxes, insurance and replacements.
CASH MANAGEMENT(2):               Hard lockbox
ADDITIONAL
DEBT/MEZZANINE DEBT(3):           Future mezzanine debt is permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:           Portfolio
PROPERTY TYPE:                    Office
PROPERTY LOCATION:                Springdale, Ohio
OCCUPANCY:                        99.3%

OCCUPANCY AS OF DATE:             October 1, 2005 and October 27, 2005
YEAR BUILT:                       1983-1987
YEAR RENOVATED:                   2005
COLLATERAL:                       The collateral consists of a first mortgage on
                                  the borrower's fee simple interest in a
                                  3-building, Class "A" office complex totaling
                                  486,963 square feet of net rentable area.
PROPERTY MANAGEMENT:              CB Richard Ellis, Inc.
APPRAISED VALUE:                  $68,700,000
APPRAISED VALUE DATE:             October 23, 2005
CUT-OFF DATE LTV:                 74.93%
BALLOON LTV:                      69.95%
U/W NOI:                          $4,775,643
U/W NCF:                          $4,373,699
ANNUAL DEBT SERVICE(4):           $3,644,778
U/W NOI DSCR(4):                  1.31x
U/W NCF DSCR(4):                  1.20x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.

(3)  See "Mezzanine Loan" and "Additional Debt" below.

(4)  The U/W NOI DSCR of 1.31x and U/W NCF DSCR of 1.20x are calculated during the 30-year amortization period. During the interest only period, the U/W
     NOI DSCR is 1.56x and U/W NCF DSCR is 1.43x.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-58

     The Loan. The ninth largest loan (the "Executive Centre Portfolio Loan")
represents approximately 3.00% of the initial pool balance, with a cut-off date principal balance of $51,479,500. The Executive Centre Portfolio Loan is a
10-year loan that has a maturity date of January 1, 2016 and provides for monthly payments of interest only for the first 60-months of the Executive
Centre Portfolio Loan term and amortizes based on a 30-year amortization schedule thereafter. The Executive Centre Portfolio Loan is secured by, among other things a Mortgage and Security Agreement and an Assignment of Leases and
Rents, encumbering the borrower's fee interest in the Executive Centre Portfolio
Properties (as defined below).

     The Borrower. The borrower under the Executive Centre Portfolio Loan, NRFC
CINN Investors, LLC, is a special-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by
NRFC NNN Holdings LLC, which is wholly-owned by NorthStar Realty Finance Limited
Partnership, the operating partnership of NorthStar Realty Finance Corp.
("Northstar"), a publicly-traded REIT with a market capitalization of $200.73 million as of October 2005 (NYSE: "NRF"). NorthStar is an internally-managed commercial real estate company that makes fixed income, structured finance and net lease investments in real estate assets. NorthStar is focused on three core businesses: subordinate real estate debt, real estate securities and net lease properties. NorthStar currently has $2.6 billion in assets under management, and, as of November 29, 2005, had a market capitalization of $194 million.
NorthStar is a repeat sponsor of a Deutsche Bank borrower.

     The Property. The property consists of three Class "A" buildings in an office complex that totals approximately 486,963 square feet of net rentable area (the "Executive Centre Portfolio Properties"). The Executive Centre
Portfolio Properties are located in Springdale, Ohio approximately 15 miles northeast of Cincinnati's central business district and approximately one mile south of Interstate-275, the loop road that connects Cincinnati's metropolitan area to Interstates 71, 74 and 75. As noted in the chart immediately below, the
Executive Centre Portfolio Properties were constructed between 1983 and 1987, and have been continuously upgraded since 1994.

                      EXECUTIVE CENTRE PORTFOLIO PROPERTIES

                                 ALLOCATED      YEAR BUILT/     SQUARE                APPRAISED
PROPERTY NAME                   LOAN AMOUNT   YEAR RENOVATED     FEET    OCCUPANCY     VALUE(3)      UW NCF
-----------------------------   -----------   --------------   -------   ---------   -----------   ----------

Executive Centre I ..........   $18,304,072        1983        173,145   100.0(1)%   $24,427,000   $1,376,411
Executive Centre II .........    18,453,190        1985        174,554   100.0(1)     24,626,000    1,938,462
Executive Centre III ........    14,722,238        1987        139,264    97.7(2)     19,647,000    1,058,826
                                -----------                    -------   ---------   -----------   ----------
TOTAL/WTD. AVG. .............   $51,479,500                    486,963    99.3%      $68,700,000   $4,373,699
                                ===========                    =======   =========   ===========   ==========

(1)  As of October 1, 2005.

(2)  As of October 27, 2005.

(3)  As of October 23, 2005.

     Major Tenant Summary. The following tables shows certain information regarding the largest office tenants based on square feet of the Executive
Centre Portfolio Properties.

          LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                         CREDIT RATING                                      % OF TOTAL      ANNUALIZED
                                           (FITCH/S&P     TENANT   % OF     ANNUALIZED      ANNUALIZED       U/W BASE       LEASE
              TENANT NAME                 /MOODY'S)(2)     NRSF    NRSF   U/W BASE RENT   U/W BASE RENT   RENT PER NRSF   EXPIRATION
--------------------------------------   -------------   -------   ----   -------------   -------------   -------------   ----------

1. General Electric Company (EC I)....    NR/AAA/Aaa3    173,145   35.6%    $1,700,284         32.3%          $ 9.82      12/31/2009
2. General Electric Company (EC III)..    NR/AAA/Aaa3    134,279   27.6      1,229,376         23.4             9.16       3/15/2010
                                                         -------   ----     ----------        -----           ------
   SUBTOTAL GENERAL ELECTRIC COMPANY                     307,424   63.1%    $2,929,660         55.7%          $ 9.53
3. Cincom Systems, Inc. ..............      NR/NR/NR     174,554   35.9%    $2,312,841         43.9%          $13.25      12/31/2011
4. CBRE Management Office.............     NR/BB-/Ba3      1,735    0.4         20,868          0.4            12.03      12/31/2005
                                                         -------   ----     ----------        -----           ------
   TOTAL/AVG                                             483,713   99.3%    $5,263,369        100.0%          $10.88
                                                         =======   ====     ==========        =====           ======

(1)  Annualized underwritten base rent excludes vacant space.

(2)  Credit ratings are of the parent company whether or not the parent company guarantees the lease.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-59

     Lease Expiration. The following table shows the lease expiration schedule and recently signed leases for the Executive Centre Portfolio Properties:

                          LEASE EXPIRATION SCHEDULE(1)
                                                                               ANNUALIZED % OF
                            EXPIRING    % OF   CUMULATIVE OF   ANNUALIZED UW    TOTAL UW BASE    ANNUALIZED UW
YEAR ENDING DECEMBER 31,      NRSF      NRSF     TOTAL NRSF      BASE RENT           RENT        BASE RENT PSF
-------------------------   --------   -----   -------------   -------------   ---------------   -------------

2005                           1,735     0.4%        0.4%        $   20,868           0.4%           $12.03
2006                               0     0.0         0.4                  0           0.0              0.00
2007                               0     0.0         0.4                  0           0.0              0.00
2008                               0     0.0         0.4                  0           0.0              0.00
2009                         173,145    35.6        35.9          1,700,284          32.3              9.82
2010                         134,279    27.6        63.5          1,229,376          23.4              9.16
2011                         174,554    35.8        99.3          2,312,841          43.9             13.25
2012 and Thereafter                0     0.0        99.3                  0           0.0              0.00
Vacant                         3,250     0.7       100.0%                 0           0.0              0.00
                             -------   -----                     ----------         -----            ------
Total/Wtd. Avg.              486,963   100.0%                    $5,263,368         100.0%           $10.88
                             =======   =====                     ==========         =====            ======

(1)  Annualized underwritten base rent excludes vacant space.

     Reserves. The Executive Centre Portfolio Loan requires on-going monthly deposits in an amount equal to: (a) 1/12 of amount the lender reasonable estimates will be due and payable for annual taxes and insurance premiums for the upcoming year and placed into a tax and insurance reserve unless each tenant is required to pay directly or to reimburse the landlord for such costs and expenses and (b) $8,117 into a replacement reserve (the "Replacement Reserve")
for capital improvements up to a cap of $292,212, however, if any sums are drawn from the Replacement Reserve they are required to be replenished.

     Insurance Requirements. If the Terrorism Risk Insurance Act of 2002
("TRIA") or a similar statute is in effect, the borrower is required to have insurance against acts of terrorism or comprehensive all risk insurance on business income policies, in an amount equal to the lesser of (i) $51,479,500 or
(ii) the full replacement cost of the Executive Centre Portfolio Properties plus
12 months of business interruption insurance (the "Terrorism Coverage Amount").
If TRIA is not in effect, the borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism to the extent such terrorism insurance is commercially available in an amount equal to the Terrorism Coverage Amount.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the Executive Centre Portfolio Loan. A sweep of all cash flow is required in the event General Electric Company ("GE") under its respective leases and/or
Cincom Systems, Inc. (each of which, a "Primary Tenant," and collectively, the
"Primary Tenants"), tenders notice of non-renewal in accordance with each
Primary Tenant's respective lease (12-months notice for GE in Executive Centre I and Cincom Systems, Inc. in Executive Centre II and six-months for GE in
Executive Centre III). In the event that a Primary Tenant elects not to renew its respective lease, NRFC NNN Holdings LLC ("NRFC NNN"), an affiliate of
Northstar, is required to enter into a master lease for such space or execute a guaranty. In aggregate, the total payments under the master lease, and/or the total liability under the guaranty, shall be $8.01 million allocated as follows:
(i) $5.25 million for the space occupied by GE -- $3.9 million for tenant improvements and leasing commissions and $1.35 million for debt service and (ii)
$2.76 million for the space occupied Cincom Systems, Inc. -- $2.1 million required for tenant improvements and leasing commission and $660,000 for debt service. In addition, if a Primary Tenant does not renew its lease(s), NRFC NNN is required to guaranty the payment of real estate taxes and insurance in the event that the borrower becomes obligated to pay for real estate taxes and insurance due to a Primary Tenant vacating its space for the earlier of 12 months or such time as a replacement tenant is in occupancy and paying rent.
NRFC NNN shall be an acceptable guarantor provided that (a) (i) its net worth is greater than $30 million and (ii) its contingent liabilities (not otherwise covered by Executive Centre Property or liability insurance) as measured in accordance with GAAP are less than $20 million inclusive of any and all contingent liabilities associated with the Executive Centre Loan or (b) (i) the net worth of NRFC NNN is in excess of $47 million and (ii) the contingent liabilities, (not otherwise covered by property or liability insurance) as measured in accordance with GAAP do not exceed 42.5% of the net worth of NRFC
NNN. If NRFC NNN is unable to meet the above

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-60

thresholds, the master lease or guaranty shall be provided by Northstar. If the net worth of Northstar falls below $100 million, Northstar is required to post either (i) a letter of credit satisfactory to lender or (ii) cash in lieu of any such master lease or guaranty provided by Northstar. The total payments under the master lease, the total liability under the guaranty, the total amount of letter of credit or cash, shall be offset on a dollar-for-dollar basis by any cash flow swept as a result of a notice of non-renewal.

     Mezzanine Loan. Provided no event of default exists, the members of the borrower may enter into a mezzanine loan, subject to, among other things (a)
rating agency confirmation, (b) the mezzanine loan is required to be funded and held by Northstar or an affiliate of Northstar reasonably acceptable to the lender, (c) the renewal or the early renewal and extension of the Primary
Tenants leases, (d) the mezzanine loan shall be required to amortize over a period which would mature one year prior to the expiration of the 5-year renewal term(s) of the Primary Tenants leases, (e) the combined LTV and DSCR of the mezzanine loan and the Executive Centre Portfolio Loan in the aggregate may not exceed 90% and 1.10x, respectively and (f) the mezzanine lender shall have executed a satisfactory intercreditor agreement with lender in form and substance reasonably satisfactory to the lender.

     Additional Debt. None permitted, except the mezzanine loan described immediate above and (i) unsecured trade payables and (ii) indebtedness incurred in the financing of equipment and other personal property used on the Executive
Centre Property; provided that any indebtedness incurred pursuant to subclauses
(i) and (ii) above shall be (x) not more than 60 days past due, (y) incurred in the ordinary course of business in the operation of the Executive Centre
Property and (z) not in excess of $1,544,385.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-61

                        TERRACE AT CONTINENTAL PARK LOAN

                                   [GRAPHIC]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-62

                        TERRACE AT CONTINENTAL PARK LOAN

                                     [MAP]

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-63

                        TERRACE AT CONTINENTAL PARK LOAN

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                 ORIGINAL             CUT-OFF DATE
                                 -----------          ------------
BALANCE:                         $40,500,000           $40,500,000
% OF POOL BY UPB:                2.36%
ORIGINATION DATE:                October 17, 2005
ORIGINATOR:                      CWCapital LLC
COUPON:                          5.2840%
INTEREST ACCRUAL:                Actual/360
TERM:                            120 months
AMORTIZATION:                    Interest only for the initial 36 months of the
                                 term, thereafter amortizing based on a 30-year
                                 schedule.
OWNERSHIP INTEREST:              Fee simple
PAYMENT DATE:                    1st of each month
MATURITY DATE:                   November 1, 2015
SPONSOR:                         Richard C. Lundquist
BORROWER:                        Continental 2361/2381 LLC
CALL PROTECTION/LOCKOUT:         Defeasance is permitted two years from the date
                                 of securitization. The loan is prepayable on
                                 and after August 1, 2015 without penalty.
CUT-OFF DATE LOAN PSF:           $214
UP-FRONT RESERVES(1):            Tax:                  $    44,210
                                 Insurance:            $    44,000
                                 TI/LC:                $    32,310
                                 Replacement:          $     3,310
                                 Debt Service:         $ 1,280,000
                                 Commercial Capital
                                 Rollover Reserve:     $ 1,100,000
ONGOING/SPRINGING RESERVES(1):   Taxes, insurance, tenant improvements and
                                 leasing commissions and replacements.
CASH MANAGEMENT(2):              Hard lockbox
ADDITIONAL SECURED/MEZZANINE
DEBT:                            None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:          Single Asset
PROPERTY TYPE:                   Office
PROPERTY LOCATION:               El Segundo, California
OCCUPANCY(3):                    92.0%
OCCUPANCY AS OF DATE:            July 25, 2005
YEAR BUILT:                      1992
YEAR RENOVATED:                  NAP
COLLATERAL:                      The collateral consists of a Class "A"
                                 four-story building with 189,165 square feet of
                                 office space and four levels of indoor parking.
PROPERTY MANAGEMENT:             Continental Development Corporation (a borrower
                                 affiliate).
APPRAISED VALUE:                 $52,000,000
APPRAISED VALUE DATE(4):         August 1, 2006
CUT-OFF DATE LTV(4):             77.88%
BALLOON LTV(4):                  69.35%
U/W NOI:                         $3,741,579
U/W NCF:                         $3,301,082
ANNUAL DEBT SERVICE:             $2,693,954
U/W NOI DSCR:                    1.39x
U/W NCF DSCR:                    1.23x
--------------------------------------------------------------------------------

(1)  See "Reserves" below.

(2)  See "Lockbox; Sweep of Excess Cash Flow" below.

(3)  Occupancy is based on a July 25, 2005 rent roll, however, subsequently the largest tenant, Commercial Capital, vacated 42,135 of its 61,190 square feet. As a mitigant, a debt service reserve was established as described under "--Resources below." In addition a new tenant has executed a lease with respect to approximately 35,000 square feet of the space vacated by
     Commercial Capital. The current occupancy (calculated based on all executed leases, whether or not currently in occupancy) is 87.8%.

(4)  The Appraised Value of $52,000,000 is the as-stabilized value. The as-is value is $48,200,000. The Cut-Off Date LTV and Balloon LTV were calculated based on the as-stabilized value of $52,000,000

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-64

     The Loan. The 10th largest loan (the "Terrace at Continental Park Loan")
represents approximately 2.36% of the initial pool balance, with a cut-off date principal balance of $40,500,000. The Terrace at Continental Park Loan is
interest-only for the first three years and amortizes on a 30-year schedule thereafter. The Terrace at Continental Park Loan is secured by, among other things a Deed of Trust, Assignment of Leases and Rents, Security Agreement and
Fixture Filing that encumbers the borrower's fee interest in the Terrace at
Continental Park Loan Property (as defined herein).

     The Borrower. The borrower under the Terrace at Continental Park Loan,
Continental 2361/2381 LLC, a California limited liability company, is a single-purpose, bankruptcy-remote entity for which a non-consolidation opinion was obtained at closing. The borrower is sponsored by Richard C. Lundquist. Mr.
Lundquist is president, chief executive officer and 100% owner of Continental
Development Corporation ("CDC") and is responsible for the management, marketing, leasing, construction, and property management activities of CDC's portfolio. CDC is a California development company that developed the property as well as the 2.5 million square feet in the Continental Business Park. Through its subsidiaries, CDC operates as a general contractor, developer, and is owner/operator of 20 real estate assets covering over 3.5 million square feet.

     The Property. The property securing the Terrace at Continental Park Loan
(the "Terrace at Continental Park Property") consists of a 4.12-acre parcel improved with a four-story class "A" building totaling approximately 189,165 square feet of office space and four levels of indoor parking. The improvements were constructed in 1992 by CDC and include a terraced step-back design with two entrance lobbies for each wing connected by a central courtyard. The Terrace at
Continental Park Property is located at 2361-2381 Rosecrans Avenue, a highly visibile location in El Segundo, California, approximately 15 miles southwest of the Los Angeles central business district and 1.5 miles south of LAX. The
Terrace at Continental Park Property is located within the mixed use, master planned Continental Business Park, which is an office, R&D and commercial development which contains approximately 2.5 million square feet of space.

     Major Tenant Summary. The following table shows certain information regarding the ten largest tenants, based on annualized underwritten base rent, of the Terrace at Continental Park Property.

        TEN LARGEST TENANTS BASED ON ANNUALIZED UNDERWRITTEN BASE RENT(1)

                                                                                            % OF TOTAL   ANNUALIZED
                                                                               ANNUALIZED   ANNUALIZED       U/W
                                         CREDIT RATING        TENANT    % OF       U/W          U/W       BASE RENT     LEASE
            TENANT NAME             (FITCH/S&P/ MOODYS)(3)     NSRF     NRSF    BASE RENT    BASE RENT    PER NRSF    EXPIRATION
---------------------------------   ----------------------   --------   ----   ----------   ----------   ----------   ----------

Commercial Capital (non-renew)(2)          NR/NR/NR            42,135   22.3%  $1,213,488      25.5%       $28.80     11/30/2005
Peerless System                            NR/NR/NR            43,579   23.0    1,210,452      25.4         27.78     12/31/2007
Commercial Capital (renew)(2)              NR/NR/NR            19,055   10.1      514,485      10.8         27.00     11/30/2012
ITAS                                       NR/NR/NR            13,166    7.0      331,783       7.0         25.20      1/31/2009
Citigroup                                 AA+/AA-/Aa1           9,853    5.2      328,841       6.9         33.37      8/31/2010
Decrane, Inc                               NR/NR/NR             7,853    4.2      226,166       4.7         28.80      3/16/2007
Peace Corps Regional                       NR/NR/NR             7,072    3.7      196,319       4.1         27.76      2/24/2010
Kirtland & Packard LLP                     NR/NR/NR            12,443    6.6      191,124       4.0         15.36     12/31/2012
Excellence                                 NR/NR/NR             4,794    2.5      149,573       3.1         31.20      7/31/2005
Cole, Raywid                               NR/NR/NR             4,478    2.4      132,728       2.8         29.64      3/31/2008
                                                             --------   ----   ----------      ----        ------
TOTAL WTD. AVG.                                              $164,428   86.9%  $4,494,959      94.3%       $27.34
                                                             ========   ====   ==========      ====        ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

(2)  Hawthorne Savings (d.b.a. Commercial Capital) vacated 42,135 of its 61,190 square feet. The remaining 19,055 square feet was renewed for seven years at base rent of $27.00 per square foot. To mitigate the effect of this downsizing, the Terrace at Continental Park Loan was structured with an upfront $1.28 million debt service reserve and a $1.1 million rollover reserve specifically relating to this space. A 5-year lease for approximately 35,000 square feet of the space previously occupied by
     Commercial Capital has been signed with Konami Digital Entertainment at
     $27.60 per square foot increasing 3% annually.

(3)  Credit ratings are of the parent company whether or not the parent company guarantees the lease.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-65

    Lease Expiration. The following table shows the lease expiration schedule for the Terrace at Continental Park Property:

                            LEASE EXPIRATION SCHEDULE

                                                                                                        ANNUALIZED
YEAR ENDING                           % OF     CUMMULATIVE     ANNUALIZED U/W     APPROXIMATE % OF         U/W
DECEMBER 31          EXPIRING NRSF    NRSF   % OF TOTAL SRSF    BASE RENT(1)    TOTAL U/W BASE RENT   BASE RENT PSF
------------------   -------------   -----   ---------------   --------------   -------------------   -------------

2005                     50,647       26.8%        26.8%         $1,452,293             30.5%             $28.67
2006                      5,942        3.1         29.9             181,160              3.8               30.49
2007                     51,432       27.2         57.1           1,436,618             30.1               27.93
2008                      4,478        2.4         59.5             132,728              2.8               29.64
2009                     13,166        7.0         66.4             331,783              7.0               25.20
2010                     16,925        8.9         75.4             525,160             11.0               31.03
2011                          0        0.0         75.4                   0              0.0                0.00
2012                     31,498       16.7         92.0             705,609             14.8               22.40
2013 & Thereafter             0        0.0         92.0                   0              0.0                0.00
Vacant                   15,077        8.0        100.0%                  0              0.0                   0
                        -------      -----                       ----------            -----              ------
   TOTAL/WTD. AVG.      189,165      100.0%                      $4,765,352            100.0%             $27.37
                        =======      =====                       ==========            =====              ======

(1)  Annualized Underwritten Base Rent excludes vacant space.

     Reserves. In addition to upfront tax and insurance reserves, the borrower deposited $32,310 for tenant improvements and leasing commissions (the "Rollover
Reserve") and $3,310 for replacement reserves (the "Replacement Reserve"). In addition to the upfront reserves, the borrower is required to make monthly deposits equal to: (a) $3,310 into the Replacement Reserve up to a cap of
$39,725 and (b) $32,310 into the Rollover Reserve until the balance in the account is equal to $389,700 (the "Rollover Reserve Cap"). Once the Rollover
Reserve Cap has been met, monthly deposits will be suspended so long as there is no event of default and the economic occupancy at the Terrace at Continental
Park Property is at least 80%.

     At origination, the borrower deposited $1,280,000 into a debt service reserve (the "Debt Service Reserve") and every six months during the term of the
Terrace at Continental Park Loan, CDC is required to replenish the shortfall so that the balance in the Debt Service Reserve is returned to $1,280,000. The Debt
Service Reserve will be released to the borrower once the following conditions have been satisfied: (i) the Terrace at Continental Park Property has achieved at least 90% economic occupancy based on stabilized leases in place; (ii)
underwritten net cash flow before debt service is at least $3.35 million; (iii)
the DSCR is at least 0.82x at a constant of 10.09% and (iv) the DSCR is 1.20x based on the actual interest rate and 30-year amortization schedule.

     At origination, the borrower deposited $1,100,000 into a leasing reserve
(the "Commercial Capital Rollover Reserve") relating to the 61,190 square foot space that Commercial Capital has vacated. The Commercial Capital Rollover
Reserve may be drawn upon as needed for re-tenanting costs associated with the lease-up of this space. Provided that (i) the Commercial Capital space has a new tenant in occupancy and such tenant is paying market rent and (ii) the underwritten DSCR at the Terrace at Continental Park Property is greater than or equal to 0.82x based on a 10.09% loan constant (based on stabilized net cash flow), any unused funds in the Commercial Capital Rollover Reserve will be released to the borrower.

     Insurance Requirements. The borrower is required to maintain comprehensive all risk insurance and insurance coverage for terrorism and acts of terrorism.

     Lockbox; Sweep of Excess Cash Flow. A hard lockbox is in place with respect to the Terrace at Continental Park Loan.

     Mezzanine Loan. None permitted.

     Additional Debt. None permitted, except for (i) unsecured trade and operational debt incurred in the ordinary course of business, such amount not to exceed $250,000 and (ii) debt incurred in the financing of equipment and other personal property, such amount not to exceed $50,000.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS, IF CONVEYED PRIOR TO THE TIME
OF YOUR CONTRACTUAL COMMITMENT TO PURCHASE ANY OF THE CERTIFICATES, SUPERSEDES
ANY INFORMATION CONTAINED IN ANY PRIOR SIMILAR MATERIALS RELATING TO THE
CERTIFICATES. THE INFORMATION IN THIS FREE WRITING PROSPECTUS IS PRELIMINARY,
AND IS SUBJECT TO COMPLETION OR CHANGE. THIS FREE WRITING PROSPECTUS IS BEING
DELIVERED TO YOU SOLELY TO PROVIDE YOU WITH INFORMATION ABOUT THE OFFERING OF
THE CERTIFICATES REFERRED TO IN THIS FREE WRITING PROSPECTUS AND TO SOLICIT AN
OFFER TO PURCHASE THE CERTIFICATES, WHEN, AS AND IF ISSUED. ANY SUCH OFFER TO
PURCHASE MADE BY YOU WILL NOT BE ACCEPTED AND WILL NOT CONSTITUTE A CONTRACTUAL
COMMITMENT BY YOU TO PURCHASE ANY OF THE CERTIFICATES, UNTIL WE HAVE ACCEPTED
YOUR OFFER TO PURCHASE CERTIFICATES.

YOU ARE ADVISED THAT THE TERMS OF THE CERTIFICATES, AND THE CHARACTERISTICS OF
THE MORTGAGE LOAN POOL BACKING THEM, MAY CHANGE (DUE, AMONG OTHER THINGS, TO THE
POSSIBILITY THAT MORTGAGE LOANS THAT COMPRISE THE POOL MAY BECOME DELINQUENT OR
DEFAULTED OR MAY BE REMOVED OR REPLACED AND THAT SIMILAR OR DIFFERENT MORTGAGE
LOANS MAY BE ADDED TO THE POOL, AND THAT ONE OR MORE CLASSES OF CERTIFICATES MAY
BE SPLIT, COMBINED OR ELIMINATED), AT ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY
OF A FINAL PROSPECTUS. YOU ARE ADVISED THAT CERTIFICATES MAY NOT BE ISSUED THAT
HAVE THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. THE UNDERWRITER'S
OBLIGATION TO SELL SUCH CERTIFICATES TO YOU IS CONDITIONED ON THE MORTGAGE LOANS
AND CERTIFICATES HAVING THE CHARACTERISTICS DESCRIBED IN THESE MATERIALS. IF FOR
ANY REASON THE ISSUER DOES NOT DELIVER SUCH CERTIFICATES, THE UNDERWRITER WILL
NOTIFY YOU, AND NEITHER THE ISSUER NOR ANY UNDERWRITER WILL HAVE ANY OBLIGATION
TO YOU TO DELIVER ALL OR ANY PORTION OF THE CERTIFICATES WHICH YOU HAVE
COMMITTED TO PURCHASE, AND NONE OF THE ISSUER NOR ANY UNDERWRITER WILL BE LIABLE
FOR ANY COSTS OR DAMAGES WHATSOEVER ARISING FROM OR RELATED TO SUCH
NON-DELIVERY.

THIS FREE WRITING PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS
(INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF)
REGARDING THE POOL ASSETS AND STRUCTURE, INCLUDING PAYMENTS, INTEREST RATES,
WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS, SPREADS, MARKET
AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON
ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND SOMETIMES MATERIALLY
DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING, PAYMENT OR YIELD
INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM THE INFORMATION
PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING WILL BE COMPLETED
AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE CERTIFICATES MAY VARY
SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE WRITING PROSPECTUS AS
A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT LIMITATION, PREVAILING CREDIT
SPREADS, MARKET POSITIONING, FINANCING COSTS, HEDGING COSTS AND RISK AND USE OF
CAPITAL AND PROFIT. THE PRICING ESTIMATES CONTAINED HEREIN MAY VARY DURING THE
COURSE OF ANY PARTICULAR DAY AND FROM DAY TO DAY. YOU SHOULD CONSULT WITH YOUR
OWN ACCOUNTING OR OTHER ADVISORS AS TO THE ADEQUACY OF THE INFORMATION IN THIS
FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

                                      C-66